UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Icagen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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PRELIMINARY COPY

ICAGEN, INC.

Notice of Annual Meeting of Stockholders

ICAGEN WILL HOLD ITS

ANNUAL MEETING OF STOCKHOLDERS:

on Tuesday, June 2, 2009

at 12:00 p.m., Eastern Time

at Icagen, Inc.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

AGENDA FOR THE ANNUAL MEETING:

1.	Elect two Class II directors for a term of three years;

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009;

3.	Approve the rights agreement entered into between us and American Stock Transfer & Trust Company LLC, as rights agent, on December 2, 2008; and

4.	Transact other business, if any, that may properly come before the annual meeting or any adjournment of the meeting.

Stockholders of record at the close of business on Wednesday, April 8, 2009 are entitled to receive this notice of our annual meeting and to vote at the annual meeting and at any adjournments of the meeting.

Included with this Notice and Proxy Statement is a copy of our Annual Report to Stockholders for the year ended December 31, 2008, which contains our consolidated financial statements and other information of interest to our stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2009: THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT HTTP://IR.ICAGEN.COM.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope. If you mail the proxy card in the United States, postage is prepaid.

By Order of the Board of Directors,

P. Kay Wagoner, Ph.D.
President and Chief Executive Officer

April 13, 2009

PRELIMINARY COPY

ICAGEN, INC.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

PROXY STATEMENT

For our Annual Meeting of Stockholders to be held on June 2, 2009

Icagen, Inc., a Delaware corporation, which is referred to as “we” or “us” in this document, is sending you this proxy statement in connection with the solicitation of proxies by our board of directors for use at our Annual Meeting of Stockholders, which will be held on Tuesday, June 2, 2009 at 12:00 p.m. at Icagen, Inc., 4222 Emperor Boulevard, Suite 350, Durham, North Carolina 27703. You may obtain directions to the location of the annual meeting by contacting Icagen Investor Relations at (919) 941-5206. If the annual meeting is adjourned for any reason, then the proxies may be used at any adjournments of the annual meeting.

We are first sending the Notice of Annual Meeting, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the year ended December 31, 2008 to our stockholders on or about April  17, 2009.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two Class II directors for a term of three years;

2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009;

3.	The approval of the rights agreement entered into between us and American Stock Transfer & Trust Company LLC, as rights agent, on December 2, 2008; and

4.	The transaction of other business, if any, that may properly come before the annual meeting or any adjournment of the meeting.

Who can vote?

To be able to vote on the above matters, you must have been a stockholder of record at the close of business on April 8, 2009, the record date for the annual meeting. The number of shares entitled to vote at the meeting is              shares of our common stock, which is the number of shares that were issued and outstanding on the record date.

How many votes do I have?

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to read the instructions below and vote. Choose the method of voting that is easiest and most convenient for you and please cast your vote as soon as possible.

How can I vote?

Stockholder of record: Shares registered in your name. If you are a stockholder of record, that is, your shares are registered in your own name, not in “street name” by a bank or brokerage firm, then you can vote in any one of the following two ways:

1.	You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of the proposals.

2.	You may vote in person. If you attend the annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the meeting. Ballots will be available at the meeting.

Beneficial owner: Shares held in “street name.” If the shares you own are held in “street name” by a bank or brokerage firm, then your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. For example, the election of directors and the ratification of the appointment of our independent registered public accounting firm are considered to be discretionary items on which banks and brokerage firms may vote. The approval of the rights agreement is considered to be a non-discretionary item on which banks and brokerage firms may not vote. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If you wish to come to the meeting to personally vote your shares held in “street name,” you will need to obtain a proxy card from the holder of record (i.e., your brokerage firm or bank).

Can I change my vote after I have mailed my proxy card?

Yes. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the polls close at the annual meeting by doing any one of the following things:

•	signing and returning another proxy card with a later date;

•	giving our corporate secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

If you own shares in “street name,” your bank or brokerage firm should provide you with appropriate instructions for changing your vote.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, that is, at least              shares.

Shares of our common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of directors (Proposal 1): The two nominees receiving a plurality, or the highest number, of votes cast at the meeting, regardless of whether that number represents a majority of the votes cast, will be elected.

Ratification of the appointment of Ernst & Young LLP (Proposal 2): The affirmative vote of a majority of the total number of votes cast on this proposal at the meeting is needed to approve this matter.

Approval of the rights agreement (Proposal 3): The affirmative vote of a majority of the total number of votes cast on this proposal at the meeting is needed to approve this matter.

How will votes be counted?

Each share of common stock will be counted as one vote, whether executed by you directly or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a particular matter, if either (1) the holder of the shares withholds authority in the proxy to vote for a particular director nominee or nominees or abstains from voting on a particular matter or (2) the shares are broker non-votes. As a result, withheld shares, abstentions and broker non-votes will have no effect on the outcome of voting on proposals 1, 2 or 3 at the meeting.

Who will count the votes?

Our transfer agent and registrar, American Stock Transfer & Trust Company, will count, tabulate and certify the votes. Robert J. Jakobs, our secretary, will serve as the inspector of elections at the meeting.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote FOR each of the proposals.

Will any other business be conducted at the annual meeting or will other matters be voted on?

We are not aware of any other business to be conducted or matters to be voted upon at the meeting. Under our bylaws, the deadline for stockholders to notify us of any proposals or nominations for director to be presented for action at the annual meeting was the close of business on March 14, 2009, the 90th day prior to the first anniversary of the preceding year’s annual meeting. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Does Icagen require members of its board of directors to attend the annual meeting?

Our bylaws require that the chairman of our board of directors attend the annual meeting, and if he cannot attend, then our chief executive officer and president would attend in his stead. Our corporate governance guidelines provide that directors are responsible for attending the annual meeting. All of our eight directors then serving attended our 2008 annual meeting of stockholders.

Where can I find the voting results?

We will report the voting results from the annual meeting in our Quarterly Report on Form 10-Q for the second quarter of 2009, which we expect to file with the Securities and Exchange Commission, or the SEC, in August 2009.

Can I recommend a candidate for Icagen’s board of directors?

Yes. Stockholders may recommend director candidates for consideration by the Nominating/Corporate Governance Committee of our board of directors by submitting the stockholder’s name, address and number of shares of Icagen stock held and any other information required by our bylaws, the candidate’s name, age, address and number of shares of Icagen stock held and the candidate’s resume to our secretary at the address below. If a stockholder would like a candidate to be considered for inclusion in the proxy statement for our 2010 annual meeting, then the stockholder must follow the procedures for stockholder proposals outlined immediately below under “How and when may I submit a stockholder proposal for the 2010 annual meeting?”. You can find more detailed information on our process for selecting board members and our criteria for board nominees in the section of this proxy statement entitled “Corporate Governance—Director Nomination Process” and in the Corporate Governance Guidelines posted in the “Investors” section of our website, www.icagen.com.

How and when may I submit a stockholder proposal for the 2010 annual meeting?

If you are interested in submitting a proposal or information about a proposed director candidate for inclusion in the proxy statement for our 2010 annual meeting, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. To be eligible for inclusion, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than December 18, 2009.

If you wish to present a proposal or a proposed director candidate at the 2010 annual meeting of stockholders, but do not wish to have the proposal or director candidate considered for inclusion in the proxy statement and proxy card, you must also give written notice to us at the address noted below. We must receive this required notice at least 90 days, but no more than 120 days, before the first anniversary of the 2009 annual meeting. However, if the date of the 2010 annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2009 annual meeting, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2010 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2010 annual meeting and (2) the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. If you do not provide timely notice of a proposal or proposed director candidate to be presented at the 2010 annual meeting of stockholders, then the persons named in the proxy card that accompanies the proxy statement for our 2010 annual meeting will decide, in their own discretion, whether or not, and how, to vote on that proposal or candidate.

Any proposals, notices or information about proposed director candidates should be sent to:

Icagen, Inc.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

Attention: Secretary

Who bears the costs of soliciting these proxies?

We will bear the costs of soliciting proxies. We are soliciting proxies for the annual meeting by mailing this proxy statement and accompanying materials to our stockholders. We are also soliciting proxies in the following ways:

•	Our directors, officers and regular employees may, without additional pay, solicit proxies by telephone, facsimile, e-mail and personal interviews.

•

We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable expenses in connection with this distribution.

We have retained The Altman Group to assist in the solicitation of proxies by mail, telephone or other electronic means, or in person, for a fee of approximately $6,500 plus expenses relating to the solicitation.

How can I obtain a copy of Icagen’s Annual Report on Form 10-K?

Our Annual Report on Form 10-K is available in the “Investors” section of our website at www.icagen.com. Alternatively, if you would like us to send you a copy, without charge, please contact:

Icagen, Inc.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

Attention: Investor Relations

(919) 941-5206

investorsandpress@icagen.com

If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting or your ownership of our common stock, please contact our investor relations department at the address, telephone number or e-mail address listed above.

Householding of annual meeting materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write our investor relations department at the address, telephone number or e-mail address listed above. If you want to receive separate copies of our proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.

PROPOSAL 1—ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. We have two Class II directors, whose terms expire at this annual meeting; three Class III directors, whose terms expire at our 2010 annual meeting of stockholders; and three Class I directors, whose terms expire at our 2011 annual meeting of stockholders. Our board of directors is authorized to have eight members.

At this annual meeting, our stockholders will have an opportunity to vote for two nominees for Class II directors: Charles A. Sanders and Adeoye Y. Olukotun. Both of the nominees are currently directors of Icagen, and you can find more information about each of them in the section of this proxy statement entitled “Information About Our Directors, Officers and 5% Stockholders—Our Board of Directors.”

The persons named in the enclosed proxy card will vote to elect the two nominees as Class II directors, unless you withhold authority to vote for the election of any or all nominees by marking the proxy card to that effect. If elected, each nominee for Class II director will hold office until the 2012 annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has indicated his or her willingness to serve if elected. However, if any nominee should be unable to serve, the persons named in the proxy card may vote the proxy for a substitute nominee nominated by our board of directors, or our board of directors may reduce the number of directors.

Our board of directors recommends a vote FOR each of the nominees.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF AUDITORS

The Audit Committee of our board of directors has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009. Although stockholder approval of our Audit Committee’s selection of Ernst & Young is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If our stockholders do not ratify this selection, then our Audit Committee will reconsider the selection. We expect that a representative of Ernst & Young, which served as our auditors for the year ended December 31, 2008, will be present at the annual meeting to respond to appropriate questions, and to make a statement if he or she wishes.

Our board of directors recommends a vote FOR this proposal.

We paid Ernst & Young LLP a total of $313,000 for professional services rendered for the year ended December 31, 2008 and $329,000 for professional services rendered for the year ended December 31, 2007. The following table provides information about these fees.

Fee Category	Fiscal 2008	Fiscal 2007
Audit Fees(1)	$290,000	$301,000
Audit-Related Fees(2)	—	17,000
Tax Fees(3)	23,000	11,000
All Other Fees	—	—

Total Fees	$313,000	$329,000

(1)	Audit fees consisted of fees for the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our interim financial statements, the review of financial information included in our filings with the SEC, the filing of shelf and resale registration statements, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services related to consultation with regard to various accounting issues and internal controls.
(3)	Tax fees consisted of fees for tax compliance which relate to preparation of original and amended tax returns and tax consultation with regard to various tax matters.

The Audit Committee of our board of directors believes that the non-audit services described above did not compromise Ernst & Young’s independence. The Audit Committee’s charter, which you can find in the “Investors” section of our website, www.icagen.com, requires that all proposals to engage Ernst & Young for services, and all proposed fees for these services, be submitted to the Audit Committee for approval before Ernst & Young may provide the services. None of the above fees were approved using the “de minimus exception” under SEC rules.

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. These policies and procedures generally provide that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by the chairman of the Audit Committee pursuant to this delegated authority is reported at the next regularly scheduled meeting of the Audit Committee.

PROPOSAL 3—APPROVAL OF RIGHTS AGREEMENT

General

On December 2, 2008, we entered into a rights agreement with American Stock Transfer & Trust Company LLC, as rights agent. At this annual meeting, our stockholders are being asked to approve the rights agreement.

Although none of our certificate of incorporation, our bylaws or applicable law require stockholder approval of a stockholder rights plan or similar arrangement, our board of directors has decided to request stockholder approval of the rights agreement as a matter of good corporate governance. If the rights agreement is not approved by our stockholders by the close of business on December 2, 2009, it will expire by its terms at that time, as set forth below under “—Summary of the Rights Agreement—Term.”

Reasons for the Rights Agreement

Our board believes that the rights agreement is in the best interests of our stockholders for the following reasons:

•

The rights agreement is intended to help our board ensure that all of our stockholders receive fair and equal treatment in the event of a takeover proposal and to safeguard against coercive tactics, including open market accumulations, designed to gain control of our company without allowing all stockholders to realize the long-term value of their investment. The board believes that implementing safeguards against these tactics is particularly important in light of the current market price of our common stock and the extreme volatility in the financial markets due to the global economic crisis.

•

The rights agreement is designed to facilitate negotiation in connection with a potential acquisition of our company by encouraging a potential acquiror to negotiate with our board to have the rights issued pursuant to the rights agreement redeemed prior to such party exceeding the stock ownership thresholds set forth in the rights agreement. If the rights are not redeemed and such party exceeds the ownership thresholds, the rights become exercisable by our other stockholders at a discounted price, resulting in a dilution of the potential acquiror’s holdings in the company and making an acquisition more expensive by significantly increasing the number of shares of our common stock that would have to be acquired to effect a takeover. This allows the board to better negotiate on behalf of the stockholders to achieve a fair price that is consistent with our intrinsic value.

•

The rights agreement helps to provide the board with adequate time to evaluate any unsolicited offers, and can deter financially inadequate offers or delay such offers and thereby afford the board time to locate and pursue alternative plans or strategies that maximize value for our stockholders.

The rights agreement, if triggered, will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors, and accordingly could have the effect of discouraging, delaying or preventing a change of control of our company, including under circumstances that some stockholders may consider favorable. The rights agreement should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the company and our stockholders, as determined by our board. The rights agreement should not interfere with any merger or other business combination approved by our board.

Our board’s decision to adopt the rights agreement was not made in response to any specific effort to acquire control of our company. Our rights agreement is similar to stockholder rights plans adopted by many other publicly traded companies.

Summary of the Rights Agreement

The following is a summary of certain material terms of the rights agreement. The statements below are only a summary and are qualified in their entirety by reference to the terms of the rights agreement, a copy of which is attached as Appendix A to this proxy statement.

Distribution of Rights

On December 2, 2008, our board of directors declared a dividend of one right for each outstanding share of our common stock, $0.001 par value per share, or common stock, to stockholders of record at the close of business on December 15, 2008. Each right entitles the registered holder to purchase from us one one-thousandth of a share of our series A junior participating preferred stock, $0.001 par value per share, or preferred stock, at a purchase price of $7.50 in cash per one one-thousandth of a share, subject to adjustment. The rights are attached to the certificates representing shares of our common stock and do not trade separately. Until the distribution date, as discussed below, the rights are not exercisable or transferable separately from the common stock.

Term

The rights will expire upon the earlier of December 2, 2018 or December 2, 2009, if our stockholders have not approved the rights agreement by the close of business on December 2, 2009, unless earlier redeemed or exchanged.

Events Causing Exercisability of the Rights

The rights will separate from our common stock and become exercisable after the distribution date, which is the earlier to occur of:

•	the tenth business day following the later of

•

the first date of a public announcement that an acquiring person, as defined below, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of our common stock or, in the case of an acquisition by Pfizer Inc, 20% or more of the outstanding shares of our common stock, or

•

the first date on which one of our executive officers has actual knowledge that an acquiring person has acquired, or obtained the right to acquire, such beneficial ownership, which we refer to as the stock acquisition date, or

•

the tenth business day after the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of our common stock, or in the case a tender of exchange offer by Pfizer, 20% or more of the outstanding shares of our common stock.

Acquiring Person

Subject to specified exceptions, under the rights agreement an “acquiring person” is any person who or which, together with all affiliates and associates, becomes the beneficial owner of 15% or more of the shares of our common stock then outstanding. Pfizer, which currently owns approximately 18% of our outstanding shares of common stock, is exempted from the definition of acquiring person unless and until Pfizer, together with its affiliates and associates, becomes the beneficial owner of 20% or more of our outstanding shares of common stock. In addition, as further described in the rights agreement, certain acquisitions which inadvertently trigger the applicable thresholds will not cause a person to become an acquiring person.

Effect of a “Flip-In” Event

In the event that any person becomes an acquiring person, other than pursuant to a permitted offer, as defined below, a “flip-in” event will be deemed to have occurred. Following the occurrence of a flip-in event, each right would entitle the holder to purchase that number of shares of our common stock which equals the exercise price of the right divided by one-half of the current market price of our common stock at the date of the occurrence of the event. For example, at an exercise price of $7.50 per right, assuming our common stock had a market price of $0.50 per share, upon exercise of a right the holder would receive thirty shares, or $15 worth, of our common stock for $7.50.

Upon the occurrence of a flip-in event, the rights held by an acquiring person, and in certain circumstances, its transferees, would become null and void.

Effect of a “Flip-Over” Event

A “flip-over” event will be deemed to have occurred if on or after the stock acquisition date:

•

we consolidate or merge with any other person, other than a merger or consolidation with a wholly owned subsidiary of ours or with a person that acquired shares of our common stock pursuant to a permitted offer, and we are not the continuing or surviving corporation or in connection with such consolidation or merger all or part of our common stock is changed into or exchanged for stock, other securities, cash or other property, or

•	transfers of more than 50% of our assets or earning power occur.

Following the occurrence of a flip-over event, each then outstanding right, other than rights previously voided due to the occurrence of a flip-in event, would entitle the holder to purchase that number of shares of common stock of the person engaging in such flip-over event which equals the exercise price of the right divided by one-half of the current market price of such common stock at the date of the occurrence of the event. For example, at an exercise price of $7.50 per right, if the common stock of the person engaging in the flip-over event had a market price of $7.50 per share, upon exercise of a right the holder would receive two shares, or $15 worth, of common stock of the acquiring company for $7.50.

Permitted Offer

A flip-in event or flip-over event would not be triggered by a “permitted offer”, which is a tender offer or an exchange offer for all outstanding shares of common stock at a price and on terms determined, prior to the consummation of such tender offer or exchange offer, by directors constituting at least 75% of all of the members of our board, after receiving advice from a nationally recognized investment banking firm selected by our board, to be

•

at a price that is fair to stockholders, taking into account all factors which such members of the board deem relevant including, without limitation, prices which could reasonably be achieved if we or our assets were sold on an orderly basis designed to realize maximum value, and

•	otherwise in our best interests and the best interests of our stockholders.

Adjustment to Exercise Price

Rights have the benefit of certain customary antidilution provisions and are automatically adjusted for stock splits and similar events.

Redemption of Rights

At any time prior to the tenth business day, or such later date as may be determined by our board, after the stock acquisition date, we may redeem the rights in whole, but not in part, at a price of $0.001 per right, which we refer to as the redemption price, payable in cash or stock. Immediately upon the redemption of the rights or such earlier time as established by our board, the rights will terminate and the only right of the holders of rights will be to receive the redemption price. The rights may also be redeemable following certain other circumstances specified in the rights agreement.

Exchange of Rights

At any time after the occurrence of a flip-in event, when no person owns a majority of our outstanding common stock, our board may exchange the rights, other than rights owned by an acquiring person which have become void, in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock, or other equivalent of our securities, per right.

Amendments to the Rights Agreement

Any provision of the rights agreement, other than the redemption price, may be amended by our board prior to such time as the rights are no longer redeemable. Once the rights are no longer redeemable, the board’s authority to amend the rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of rights.

No Stockholder Rights Prior to Exercise

Until a right is exercised, the holder thereof, as such, will not be entitled to any rights afforded to our stockholders, including the right to vote or to receive dividends.

Other Anti-Takeover Provisions

In addition to the rights agreement, certain provisions of our corporate charter and bylaws may discourage, delay or prevent a merger, acquisition or other change in control that some stockholders may consider favorable, including transactions in which stockholders might otherwise receive a premium for their shares. These provisions may also prevent or frustrate attempts by our stockholders to replace or remove our management. These provisions include:

•	a classified board of directors;

•	limitations on the removal of directors;

•	advance notice requirements for stockholder proposals and nominations;

•	the inability of stockholders to act by written consent or to call special meetings; and

•	the ability of our board of directors to designate the terms of and issue new series of preferred stock without stockholder approval.

The affirmative vote of the holders of at least 75% of our shares of capital stock entitled to vote is necessary to amend or repeal the above provisions of our corporate charter. In addition, absent approval of our board of directors, our bylaws may only be amended or repealed by the affirmative vote of the holders of at least 75% of our shares of capital stock entitled to vote.

We are also subject to Section 203 of the Delaware General Corporation Law, which prohibits us from engaging in a business combination with an interested stockholder, generally a person which together with its affiliates owns or within the last three years has owned 15% of our voting stock, for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. Accordingly, Section 203 may also discourage, delay or prevent a change of control of our company.

Effect of Proposal

If our stockholders approve the rights agreement, it will remain in place until December 2, 2018, unless earlier terminated by our board. If our stockholders do not approve the rights agreement, the board may reevaluate the rights agreement to determine whether it believes the rights agreement in its current form continues to be in the stockholders’ best interests. After such reevaluation, the board may terminate the rights agreement, modify the terms of the rights agreement, make another attempt to obtain stockholder approval prior to December 2, 2009, the date on which the rights agreement will expire by its terms if not previously approved by our stockholders, or allow the rights agreement to remain in place and expire by its terms on December 2, 2009.

Our board of directors recommends a vote FOR this proposal.

INFORMATION ABOUT OUR DIRECTORS, OFFICERS AND 5% STOCKHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table contains information as of February 28, 2009 about the beneficial ownership of shares of our common stock by:

(1)	each person of whom we are aware who beneficially owns more than 5% of the outstanding shares of our common stock;

(2)	our directors and nominees for director;

(3)	each of our “named executive officers,” as defined in Item 402(a)(3) of Regulation S-K of the securities rules; and

(4)	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)
	Number of Shares		Percentage
5% Stockholders

Pfizer Inc 235 E. 42nd Street New York, NY 10017	8,536,125	(2)	18.2%

Entities affiliated with QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036	6,269,820	(3)	13.2

Xmark Opportunity Partners, LLC 90 Grove Street, Suite 201 Ridgefield, CT 06877	4,266,375	(4)	9.1

Entities/individuals affiliated with Venrock Associates 530 Fifth Avenue, 22nd Floor New York, NY 10036	3,182,001	(5)	6.7

Deutsche Bank AG Theodor-Heuss-Allee 70 60468 Frankfurt am Main Federal Republic of Germany	2,860,184	(6)	6.1

Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	2,460,743	(7)	5.2

Directors and Named Executive Officers
P. Kay Wagoner, Ph.D.	1,150,562	(8)	2.4%
Richard D. Katz, M.D.	741,609	(9)	1.6
Edward P. Gray, J.D.	299,632	(10)	*
Seth V. Hetherington, M.D.	189,193	(11)	*
André L. Lamotte, Sc.D.	108,028	(12)	*
Anthony B. Evnin, Ph.D.	3,182,001	(5)	6.7
Richard G. Morrison, Ph.D.	58,750	(13)	*
Charles A. Sanders, M.D.	208,750	(14)	*
Dennis B. Gillings, CBE, Ph.D.	1,966,950	(15)	4.2
Martin A. Simonetti	40,000	(16)	*
Adeoye Y. Olukotun, M.D., MPH, FACC	37,222	(17)	*
All executive officers and directors as a group (11 persons)	7,982,697	(18)	16.0

*	Less than 1%
(1)	As of February 28, 2009, we had 46,995,276 shares of our common stock outstanding. The number of shares that each stockholder, director and executive officer beneficially owns is determined under rules promulgated by the SEC. Under the SEC rules, a person is deemed to beneficially own (a) any shares that the person has sole or shared power to vote or invest and (b) any shares that the person has the right to acquire within 60 days after February 28, 2009 (i.e., April 29, 2009) through the exercise of any stock option or warrant, the conversion of any convertible security or the exercise of any other right. However, the inclusion of shares in this table does not mean that the named stockholder is a direct or indirect beneficial owner of the shares for any other purpose. Unless otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power (or shares this power with his or her spouse) over all shares listed as owned by the person or entity.

(2)	The board of directors of Pfizer Inc has the ultimate voting and dispositive power with respect to the shares of other companies owned by Pfizer Inc, subject in the case of shares of Icagen held by Pfizer Inc, to the voting arrangement set forth in the purchase agreement entered into between the parties in August 2007. The members of the board of directors of Pfizer Inc disclaim beneficial ownership of the shares of Icagen that are owned by Pfizer Inc.
(3)	QVT Financial LP is the investment manager for QVT Fund LP, Quintessence Fund L.P., or Quintessence, and a separate discretionary account managed by QVT Financial LP for a third party, or the Managed Account. In addition, QVT Financial is the investment manager for QVT Overseas Ltd., QVT Associates LP, and QVT Global II L.P, or the Funds. QVT Financial LP’s position consists of (i) 3,038,812 shares of common stock owned by the Funds, (ii) 1,420,149 shares of common stock owned by QVT Fund LP and 497,052 shares of common stock issuable upon the exercise of warrants held by QVT Fund LP, (iii) 485,424 shares of common stock owned by Quintessence and 56,064 shares of common stock issuable upon the exercise of warrants held by Quintessence, and (iv) 772,319 shares of common stock owned by the Managed Account. QVT Financial LP has the power to direct the vote and disposition of the common stock held by QVT Fund LP, the Funds, Quintessence and the Managed Account and, accordingly, may be deemed to be the beneficial owner of the aggregate amount of 6,269,820 shares of common stock owned by such entities. QVT Financial GP LLC, as general partner of QVT Financial LP, may be deemed to beneficially own the same number of shares of common stock reported by QVT Financial LP. QVT Associates GP LLC, as general partner of QVT Fund LP, Quintessence, and certain of the Funds., may be deemed to beneficially own the aggregate number of shares of common stock owned by such entities and, accordingly, may be deemed to be the beneficial owner of an aggregate amount of 3,907,474 shares of common stock. Each of QVT Financial LP and QVT Financial GP LLC disclaims beneficial ownership of the shares of common stock owned by QVT Fund LP, the Funds and Quintessence and held in the Managed Account. QVT Associates GP LLC disclaims beneficial ownership of all shares of common stock owned by QVT Fund LP, Quintessence and certain of the Funds, except to the extent of its pecuniary interest therein. The managing members of QVT Financial GP LLC are Daniel Gold, Lars Bader, Arthur Chu, Tracy Fu and Nicholas Brumm. Each of Daniel Gold, Lars Bader, Arthur Chu, Tracy Fu and Nicholas Brumm disclaims beneficial ownership of the securities held by QVT Fund LP, the Funds, Quintessence and the Managed Account. The information reported is based on a Schedule 13G/A filed on February 2, 2009 with the Securities and Exchange Commission.
(4)	Xmark Opportunity Partners, LLC is the sole member of the investment manager of Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd. Xmark Opportunity Partners, LLC’s position consists of (i) 1,219,475 shares of common stock owned by Xmark Opportunity Fund, L.P. and (ii) 3,046,900 shares of common stock owned by Xmark Opportunity Fund, Ltd. Xmark Opportunity Partners, LLC possesses sole power to vote and direct the disposition of all common stock held by Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd. and, accordingly, may be deemed to be the beneficial owner of the aggregate amount of 4,266,375 shares of common stock owned by such entities. Xmark Opportunity Partners, LLC’s interest in the securities reported is limited to the extent of its pecuniary interest in Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd. David C. Cavalier and Mitchell D. Kaye, the Co-Managing Members of Xmark Capital Partners, LLC, the Managing Member of Opportunity Partners, share voting and investment power with respect to all securities beneficially owned by Xmark Opportunity Partners, LLC. The information reported is based on a Schedule 13D/A filed on January 15, 2009 with the Securities and Exchange Commission.
(5)

Consists of (i) 1,136,812 shares of common stock owned by Venrock Associates, 151,184 shares of common stock issuable upon the exercise of warrants held by Venrock Associates and 23,195 shares of common stock issuable upon exercise of stock options issued to Venrock Associates which are exercisable within 60 days of February 28, 2009, (ii) 1,587,593 shares of common stock owned by Venrock Associates II, L.P., 217,558 shares of common stock issuable upon the exercise of warrants held by Venrock Associates II, L.P. and 31,909 shares of common stock issuable upon exercise of stock options issued to Venrock Associates II, L.P. which are exercisable within 60 days of February 28, 2009 and (iii) 33,750 shares of common stock issuable upon exercise of stock options issued to Dr. Evnin individually exercisable within 60 days of February 28, 2009. The general partners share voting and investment power of the shares held by

Venrock Associates and Venrock Associates II, L.P. The general partners of each of Venrock Associates and Venrock Associates II, L.P. are Anthony B. Evnin, one of our directors, Michael C. Brooks, Eric S. Copeland, Bryan E. Roberts, Ray A. Rothrock, Anthony Sun and Michael F. Tyrrell. The general partners may be deemed to beneficially own the shares held by Venrock Associates and Venrock Associates II, L.P.; however, each person disclaims beneficial ownership of these shares except to the extent of his or her proportionate pecuniary interest therein.

(6)	Consists of common stock beneficially owned by the Corporate and Investment Banking business group and the Corporate Investments business group of Deutsche Bank AG and its subsidiaries and affiliates and does not reflect securities, if any, beneficially owned by any other business group of Deutsche Bank AG and its subsidiaries and affiliates. Consistent with Rule 13d-4 under the Exchange Act, the above shall not be construed as an admission that the Corporate and Investment Banking business group and the Corporate Investments business group are, for purposes of Section 13(d) under the Exchange Act, the beneficial owner of the securities. The Corporate and Investment Banking business group and the Corporate Investments business group disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Corporate and Investment Banking business group and the Corporate Investments business group or their employees have voting or investment discretion, or both, and (ii) certain investment entities, of which the Corporate and Investment Banking business group and the Corporate Investments business group are the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than the Corporate and Investment Banking business group and the Corporate Investments business group. The information reported is based on a Schedule 13G filed on February 6, 2009 with the Securities and Exchange Commission.
(7)	Consists of securities beneficially owned by certain operating units of The Goldman Sachs Group, Inc. and its subsidiaries and affiliates. Goldman, Sachs & Co., a broker or dealer registered under Section 15 of the Securities Act of 1933, as amended, or the Securities Act, and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc., a publicly-traded company. No individual within Goldman, Sachs & Co. has sole voting and investment power with respect to the securities. The securities do not reflect securities, if any, beneficially owned by any operating unit of The Goldman Sachs Group, Inc. whose ownership of securities is disaggregated from that of the operating units of The Goldman Sachs Group, Inc. The operating units of The Goldman Sachs Group, Inc. disclaim beneficial ownership of the securities beneficially owned by any client accounts with respect to which the operating units of The Goldman Sachs Group, Inc. or their employees have voting or investment discretion, or both, and certain investment entities, of which the operating units of The Goldman Sachs Group, Inc. is the general partner, managing general partner or other manager, to the extent interests in the entities are held by persons other than the operating units of The Goldman Sachs Group, Inc. Includes 565,408 shares of common stock issuable upon the exercise of warrants. Under the terms of the warrants, Goldman, Sachs & Co. may not exercise the warrants to the extent the conversion or exercise would cause it, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding shares of common stock following the exercise, excluding for purposes of the determination shares of common stock issuable upon exercise of the warrants which have not been exercised. The information reported is based on a Schedule 13G/A filed on February 5, 2009 with the Securities and Exchange Commission.
(8)	Includes 694,032 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(9)	Includes 712,663 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(10)	Includes 290,837 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(11)	Includes 174,600 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(12)	Includes 68,750 shares of common stock issuable upon exercise of stock options issued to Dr. Lamotte exercisable within 60 days of February 28, 2009.

(13)	Consists of 58,750 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(14)	Includes 157,396 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(15)	Consists of an aggregate of (i) 143,750 shares of common stock beneficially owned by Dennis B. Gillings individually, which includes 105,138 shares of common stock and 38,612 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009 and (ii) 1,823,200 shares of common stock beneficially owned by PharmaBio Development Inc. d/b/a NovaQuest, a wholly-owned subsidiary of Quintiles Transnational Corp., or Quintiles, which includes 1,577,371 shares of common stock and 245,829 shares of common stock issuable upon the exercise of warrants. Dr. Gillings, one of our directors, is chairman and chief executive officer of NovaQuest, and may be deemed to be a beneficial owner of its shares. Dr. Gillings disclaims beneficial ownership of the shares owned by NovaQuest. The board of directors of each of NovaQuest and Quintiles share voting and dispositive power over the shares held by NovaQuest. The members of the board of directors of each of NovaQuest and Quintiles disclaim beneficial ownership of the shares owned by NovaQuest, except to the extent of their pecuniary interest therein. Dr. Gillings is chairman and chief executive officer of Quintiles.
(16)	Consists of 40,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(17)	Consists of 37,222 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009.
(18)	Includes 2,361,716 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 28, 2009 and 614,571 shares of common stock issuable upon the exercise of warrants.

Our Board of Directors

Below is information about each member of our board of directors, including nominees for election as Class II directors. This information includes each director’s age as of February 28, 2009 and length of service as a director of Icagen, his or her principal occupation and business experience for at least the past five years and the names of other publicly held companies of which he or she serves as a director. There are no family relationships among any of our directors, nominees for director and executive officers.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Nominees for Terms Expiring in 2012 (Class II Directors)

Charles A. Sanders, M.D.	77	1997	Dr. Sanders has served as a director since May 1997 and as chairman of the board of directors since October 2005. Dr. Sanders served as chairman and chief executive officer of Glaxo Inc., a pharmaceutical company, from 1989 to May 1995, and also served as a member of the board of directors of Glaxo plc. Dr. Sanders retired in 1995. Previously, Dr. Sanders was general director of Massachusetts General Hospital and professor of medicine at Harvard Medical School. Dr. Sanders is a director of Vertex Pharmaceuticals Incorporated; Biodel Inc.; Genentech, Inc.; and Cephalon, Inc., all publicly traded biotechnology companies, LipoScience Inc., a private medical technology company, Reata Pharmaceuticals, Inc., a private specialty pharmaceuticals company, and Epiphany Biosciences, Inc., a private biotechnology company. He is currently a member of the Institute of Medicine of the National Academy of Sciences, a member of the CSIS Board of Trustees, chairman of Project HOPE and chairman of the Foundation for the National Institutes of Health. Dr. Sanders is also past chairman of the New York Academy of Sciences, past chairman of The Commonwealth Fund and past chairman of the Overseers Committee to Visit the Harvard Medical School. Dr. Sanders received his M.D. from Southwestern Medical College of the University of Texas.
Adeoye Y. Olukotun, M.D., MPH, FACC	64	2006	Dr. Olukotun has served as a director since August 2006. Dr. Olukotun has served as Chief Executive Officer of CardioVax Inc., a biotechnology company, since January 2008. Dr. Olukotun has also served as chief medical officer of VIA Pharmaceuticals, Inc., a biotechnology company, since September 2004. Dr. Olukotun founded CR Strategies, LLC, a clinical research and development consulting firm, and served as its chief executive officer from March 2000 to December 2003. Dr. Olukotun also was chief medical officer of Esperion Therapeutics, Inc., a cardiovascular drug development company, from July 2001 to April 2004. Dr. Olukotun was Vice President of Medical and Regulatory Affairs and Chief Medical Officer at Mallinckrodt, Inc., a healthcare company, from June 1996 to January 2001. Prior to joining Mallinckrodt,

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
			Dr. Olukotun was employed at Bristol-Myers Squibb Company, most recently serving as vice president. Dr. Olukotun serves on the boards of directors of SemBioSys Genetics Inc. and Bio-Imaging Technologies, Inc., both public biotechnology companies, as well as Milestone Pharmaceuticals Inc., a private biotechnology company.

Directors Whose Terms Expire in 2010 (Class III Directors)

André L. Lamotte, Sc.D.	60	1992	Dr. Lamotte has served as a director since our inception. Dr. Lamotte is currently engaged in entrepreneurial activities focused on the biotechnology sector in Europe and Asia. From 2003 through 2004, Dr. Lamotte served as a venture partner with HBM BioVentures, Ltd., a biotechnology investment fund. Dr. Lamotte was a founder of and has served as managing partner of Medical Science Partners, L.P., a venture capital limited partnership, since 1988. He has also served as the managing partner of Medical Science Partners, II, L.P. and Medical Science II Co-Investment, L.P. since 1993. From April 1983 to April 1988, Dr. Lamotte served as vice president and a general partner of Pasteur Merieux Inc., a pharmaceutical company. Dr. Lamotte serves on the board of directors of Urma AG, a private biotechnology company, as well as Arpida Ltd., a public biopharmaceutical company. Dr. Lamotte received his Sc.D. in chemical engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard University.

Richard G. Morrison, Ph.D.	72	2004	Dr. Morrison has served as a director since January 2004. Dr. Morrison is an Executive-in-Residence, teaching full-time at the Cameron School of Business, University of North Carolina at Wilmington. Dr. Morrison taught management and marketing from 1995 to 2001 and international business since August 2007. Dr. Morrison had a 30-year international career with Eli Lilly, a pharmaceutical company, holding a number of marketing and general management positions in Europe, the Middle East and in several South American countries. He was president of Lilly Brazil at the time of his retirement from Eli Lilly in December 1993. Dr. Morrison serves on the boards of directors of Diatron MI Ltd. and Diatron Messtechnik GmbH, private medical equipment companies. Dr. Morrison has also served as a member of the Cameron School of Business Executive Advisory Board since 1995. He is a past member of the board of directors of the Juvenile Diabetes Research Foundation and continues to serve on its nominating committee. Dr. Morrison received a Ph.D. and a Masters degree from Louisiana State University.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
P. Kay Wagoner, Ph.D.	60	1992	Dr. Wagoner is a co-founder of our company and has served as our president and a director since our inception and as chief executive officer since September 1996. Prior to founding Icagen, Dr. Wagoner served in research management positions at Glaxo Inc. where she initiated and led Glaxo’s U.S. ion channel discovery efforts in central nervous system, cardiovascular and metabolic disease. In 2001, Dr. Wagoner received the distinguished alumna award for science and business from the University of North Carolina, Chapel Hill. Dr. Wagoner also serves or has served on a variety of boards of directors, including the University of North Carolina’s Graduate School Advisory Board and the Governing Body of the Biotechnology Industry Organization’s (BIO) Emerging Companies Section. In 2004, Dr. Wagoner was awarded the Entrepreneurial Excellence Award by the Research Triangle-based Council for Entrepreneurial Development, the largest entrepreneurial support organization in the United States, and the Ernst & Young Entrepreneur of the Year Regional Award for Life Sciences and Healthcare. In 2007, Dr. Wagoner received a Women in Bio outstanding achievement award. Dr. Wagoner received her Ph.D. in physiology from the University of North Carolina at Chapel Hill.

Directors Whose Terms Expire in 2011 (Class I Directors)

Anthony B. Evnin, Ph.D.	67	1997	Dr. Evnin has served as a director since May 1997. Dr. Evnin has been a general partner at Venrock Associates, a venture capital limited partnership, since 1975. Dr. Evnin also serves on the boards of directors of a number of companies, including Infinity Pharmaceuticals, Inc., Pharmos Corporation and Sunesis Pharmaceuticals Incorporated, biopharmaceutical companies which are public, and several private companies. Dr. Evnin received his Ph.D. in chemistry from the Massachusetts Institute of Technology and his A.B. from Princeton University.

Dennis B. Gillings, CBE, Ph.D.	64	1997	Dr. Gillings has served as a director since August 1997. Dr. Gillings is chairman and chief executive officer of Quintiles Transnational Corp., a pharmaceutical services company. Dr. Gillings founded Quintiles in 1982. He served for more than 15 years as a professor at the University of North Carolina at Chapel Hill and received the Honorary Degree of Doctor of Science from the University in May 2001. Dr. Gillings was honored by the Queen as Commander of the Most Excellent Order of the British Empire in 2004 for services to the pharmaceutical industry. Dr. Gillings was also appointed Pro-Chancellor of Southampton University in 2006. Dr. Gillings received a diploma in mathematical statistics from Cambridge University in 1967 and a Ph.D. in mathematics from the University of Exeter, England, in 1972.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Martin A. Simonetti	51	2005	Mr. Simonetti has served as a director since March 2005. Mr. Simonetti has served as president and chief executive officer and as a director of VLST Corp., a biotechnology company, since December 2005. Mr. Simonetti was chief financial officer and treasurer of Dendreon Corporation, a biotechnology company, from January 1999 to July 2005 and senior vice president, finance of Dendreon from January 2001 to July 2005. Prior to joining Dendreon, Mr. Simonetti was employed at Amgen Inc., a biotechnology company, most recently serving as vice president operations and finance of Amgen BioPharma and its director of Colorado operations. From 1984 to 1991, Mr. Simonetti worked at Genentech, Inc., a biotechnology company, first as a scientist in its medicinal and analytical chemistry department and later as a financial analyst and group controller. Mr. Simonetti serves on the board of directors of Alexandria Real Estate Equities, Inc., a publicly traded real estate investment trust, and is a member of the Dean’s executive advisory board for the Albers School of Business and Economics at Seattle University. Mr. Simonetti received an M.S. in Nutrition from the University of California, Davis and an M.B.A. from the University of Santa Clara.

Our Executive Officers

Below is information about each of our current executive officers. This information includes each officer’s age as of February 28, 2009, his or her position with Icagen, the length of time he or she has held each position and his or her business experience for at least the past five years. Our board of directors elects our officers annually, and officers serve until they resign or the board of directors terminates their position. There are no family relationships among any of our executive officers, directors and nominees for director.

Name	Age	Position and Business Experience During Past Five Years
P. Kay Wagoner, Ph.D.	60	President and Chief Executive Officer. For more information, see “—Our Board of Directors” above.

Richard D. Katz, M.D.	45	Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer. Dr. Katz has been our executive vice president, finance and corporate development since March 2008 and our chief financial officer and treasurer since April 2001. From April 2001 to March 2008, Dr. Katz served as our senior vice president, finance and corporate development. From August 1996 to 2001, Dr. Katz worked in the Investment Banking Division of Goldman Sachs, an investment banking firm, most recently as a vice president in the Healthcare Group. Prior to joining Goldman Sachs, Dr. Katz earned a Masters in Business Administration from Harvard Business School where he graduated as a Baker Scholar. Dr. Katz earned his M.D. from the Stanford University School of Medicine and completed an internship in general surgery at the Hospital of the University of Pennsylvania. Dr. Katz received his A.B. in applied mathematics with high distinction from Harvard University.

Name	Age	Position and Business Experience During Past Five Years
Seth V. Hetherington, M.D.	56

Senior Vice President, Clinical and Regulatory Affairs.

Dr. Hetherington has been our senior vice president, clinical and regulatory affairs since June 2006. From June 2002 to June 2006, Dr. Hetherington served as Vice President, Clinical Development and Chief Medical Officer at Inhibitex, Inc., a biotechnology company. From May 1995 to June 2002, Dr. Hetherington held positions of increasing responsibility in clinical development, most recently Clinical Program Head, at GlaxoSmithKline and Glaxo Wellcome. Prior to joining Glaxo Wellcome, Dr. Hetherington held appointments at several leading academic medical centers, including the University of Tennessee, St. Jude Children’s Research Hospital in Memphis and Albany Medical College. Dr. Hetherington received a B.S. in physics from Yale University and his M.D. from the University of North Carolina, Chapel Hill.

CORPORATE GOVERNANCE

We are committed to strong and effective corporate governance because we believe that it leads to long-term value for our stockholders and, ultimately, makes us more competitive. We have taken the following steps, among others, to strengthen our governance practices:

•

The majority of the members of our board of directors are independent, as defined by Nasdaq listing standards. Of our eight directors, only two (Dr. Wagoner and Dr. Gillings) do not meet the Nasdaq independence criteria.

•	Our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee are all composed solely of independent directors.

•

Our board of directors and board committees are active in the execution of their duties. During 2008, our board of directors met six times, either in person or by teleconference, and acted by written consent on two occasions; our Audit Committee met eight times, either in person or by teleconference; our Compensation Committee met four times, either in person or by teleconference; and our Nominating/Corporate Governance Committee met three times, either in person or by teleconference. All of our directors attended at least 75% of the aggregate of the meetings of our board of directors and the committees on which they served.

•	The independent members of our board of directors regularly meet in executive session without Dr. Wagoner or any other Icagen employees present.

•	We have adopted written Corporate Governance Guidelines and a written Code of Business Conduct and Ethics for all of our officers, employees and directors.

•

Our board of directors has adopted written charters for all of our board committees. The charters of our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee give each of these committees the authority to retain independent legal, accounting and other advisors.

•

We have a separate president and chief executive officer (Dr. Wagoner) and chairman of the board of directors (Dr. Sanders), instead of combining these two offices under one person. Our chairman is an independent director.

•	We have adopted a Related Person Transaction Policy, which sets forth our policies and procedures for the review and approval or ratification of related person transactions.

You can find current copies of our Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters for our Audit, Compensation and Nominating/Corporate Governance Committees in the “Investors” section of our website, www.icagen.com, or by contacting our investor relations department at the address, telephone number or e-mail address set forth below. We will post any amendments to these documents on our website. If we grant a waiver of any part of our Code of Business Conduct and Ethics to any of our executive officers or directors, we will disclose the waiver that is required to be disclosed pursuant to the disclosure requirements of Item 5.05 of Form 8-K on our website.

Icagen, Inc.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

Attention: Investor Relations

(919) 941-5206

investorsandpress@icagen.com

Our bylaws require that the chairman of our board of directors attend the annual meeting, and if he cannot attend, then our chief executive officer and president would attend in his stead. Our corporate governance guidelines provide that directors are responsible for attending the annual meeting. All of our eight directors then serving attended our 2008 annual meeting of stockholders.

Under applicable Nasdaq rules, a director of Icagen will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Dr. Evnin, Mr. Simonetti, Dr. Sanders, Dr. Lamotte, Dr. Morrison or Dr. Olukotun has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. marketplace rules. In determining the independence of the directors listed above, our board of directors considered each of the transactions discussed in “Certain Relationships and Transactions with Related Persons.”

Committees of our Board of Directors

Our board of directors has established three standing committees—Audit, Compensation, and Nominating/Corporate Governance—each of which operates under a charter that has been approved by our board of directors. Current copies of each committee’s charter are posted on the Investors section of our website, www.icagen.com.

Our board of directors has determined that all of the members of each of the board of director’s three standing committees are independent as defined under the rules of The Nasdaq Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

Our Audit Committee consists of Dr. Morrison (Chairman), Dr. Evnin and Mr. Simonetti, all of whom meet The Nasdaq Stock Market criteria for independence and are able to read and understand financial statements. In addition, our board of directors has determined that Mr. Simonetti is an “audit committee financial expert” as defined by the SEC. The Audit Committee’s responsibilities are:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent auditors, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our board of directors’ oversight of internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

Compensation Committee

Our Compensation Committee consists of Dr. Sanders (Chairman), Dr. Lamotte and Dr. Olukotun. Each of Dr. Sanders, Dr. Lamotte and Dr. Olukotun meet The Nasdaq Stock Market criteria for independence. The Compensation Committee’s responsibilities are:

•	annually reviewing and approving corporate and individual goals and objectives relevant to the compensation of our chief executive officer;

•	determining our chief executive officer’s compensation;

•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our executive officers;

•	overseeing and administering our incentive compensation and equity-based plans; and

•	reviewing and making recommendations to our board of directors with respect to director compensation.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “—Executive and Director Compensation Processes.”

Nominating/Corporate Governance Committee

Our Nominating/Corporate Governance Committee consists of Dr. Evnin (Chairman), Dr. Lamotte, Dr. Morrison and Dr. Sanders, all of whom meet The Nasdaq Stock Market criteria for independence. The Committee’s responsibilities include:

•	recommending to the board of directors the persons to be nominated for election as directors or to fill vacancies on the board of directors, and to be appointed to each of the board committees;

•	overseeing an annual review by the board of directors with respect to management succession planning;

•	developing and recommending to the board of directors corporate governance principles and guidelines; and

•	overseeing periodic evaluations of the board of directors.

The processes and procedures followed by our Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “—Director Nomination Process.”

Executive and Director Compensation Processes

The Compensation Committee has implemented an annual performance review program for our executives, under which annual performance goals for the company as a whole are determined and set forth in writing at the beginning of each calendar year. Annual corporate goals are proposed by management and approved by the Compensation Committee at the beginning of each calendar year. The corporate goals target the achievement of specific research, preclinical and clinical development, regulatory, investor relations, corporate and business development, intellectual property and operational milestones. Annual salary increases, annual bonuses, and annual stock option and restricted stock unit awards granted to our executives are tied to the achievement of these corporate performance goals. During the first calendar quarter of each year, we evaluate individual and corporate performance against the written goals for the recently completed year. Each executive’s evaluation begins with a written self-assessment, which is submitted to the chief executive officer. The chief executive officer then prepares a written evaluation based on the executive’s self-assessment, the chief executive officer’s own evaluation and input from others within our company, if appropriate. The Compensation Committee reviews the executives’ self-evaluations, the chief executive officer’s evaluation of the executives, score cards for each executive, compensation data for comparative companies and any data received from compensation consultants. This process leads to a recommendation by the chief executive officer for annual executive salary increases, annual stock option and restricted stock unit awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. In the case of the chief executive officer, her individual performance evaluation is conducted by the Compensation Committee, which determines her compensation changes and awards. For all executives, annual base salary increases, annual stock option and restricted stock unit awards and annual bonuses, to the extent granted, are implemented during the first quarter of the year.

The Compensation Committee has implemented a director compensation policy, which generally provides for annual automatic option grants to non-employee directors on the first business day following our annual meeting of stockholders as well as director fees and reimbursement of expenses for attendance at meetings, paid to non-employee directors. The Compensation Committee reviews this policy periodically and recommends changes as necessary. For a discussion of changes to the director compensation policy for 2009, see “Compensation of our Directors and Executive Officers—Compensation of our Directors” below.

The Compensation Committee has delegated to Dr. Wagoner, our chief executive officer, the authority to make stock option grants under our 2004 stock incentive plan to our employees who are not executive officers pursuant to a grant methodology established by the Compensation Committee from time to time. The board of directors has also delegated to Dr. Wagoner, as a committee of one, the authority to make restricted stock and restricted stock unit grants under our 2004 stock incentive plan to our employees who are not executive officers pursuant to a grant methodology established by the board of directors from time to time.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. For the purposes of evaluating certain components of compensation in 2008, the Compensation Committee retained Pearl Meyer & Partners to assist in the development of compensation policies.

Director Nomination Process

The process followed by the Nominating/Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board of directors. During the fiscal year ended December 31, 2008, we did not retain the services of a third-party search firm to help identify and evaluate any potential director candidates.

In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, the Nominating/Corporate Governance Committee applies the criteria attached to the Corporate Governance Guidelines. These criteria include:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	business acumen and experience and the ability to exercise sound judgment with respect to Icagen’s objectives;

•	a commitment to understand Icagen and our industry and to regularly attend and participate in board of directors and committee meetings;

•

the interest and ability to understand the sometimes conflicting interests of our various constituencies, including stockholders, employees, collaborators, governmental entities, creditors and the general public, and to act in the interests of all stockholders; and

•	an absence of conflicts of interest, or the appearance of conflicts of interest, that would impair the candidate’s ability to represent the interests of all stockholders.

The Nominating/Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

The process for considering an incumbent director for reelection to the board of directors is that the Nominating/Corporate Governance Committee considers the composition of the entire board of directors, the strengths and contributions of each member of the board of directors, and the strengths and contributions of the particular director being considered. After discussion among the committee members, the committee decides whether to recommend to the full board of directors that the director be nominated for reelection.

Stockholders may recommend individuals to the Nominating/Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date the recommendation is made, to Nominating/Corporate Governance Committee, c/o Corporate Secretary, Icagen, Inc., 4222 Emperor Boulevard, Suite 350, Durham, North Carolina 27703. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating/Corporate Governance Committee or our board of directors, by following the procedures set forth under “Information About the Annual Meeting and Voting—Can I recommend a candidate for Icagen’s board of directors?”.

You can find more detailed information on our process for selecting board members and our criteria for board nominees in the Corporate Governance Guidelines posted in the “Investors” section of our website, www.icagen.com.

Communicating with our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the Nominating/Corporate Governance Committee, with the assistance of our senior management, is primarily responsible for monitoring and responding to communications from stockholders and other interested parties and for providing copies or summaries of communications to the other directors, as he considers appropriate.

All communications are forwarded to the chairman of the Nominating/Corporate Governance Committee and to the chairman of another committee of the board of directors, if the communication was addressed to the attention of another committee of the board of directors. The chairman of the Nominating/Corporate Governance Committee, in consultation, in the case of communications to be addressed by another committee of the board of directors, with the chairman of that committee, shall decide in each case whether any particular communication should be forwarded to some or all other members of the board of directors.

Our stockholders may send communications to our board of directors by forwarding them to our secretary at the above address or by sending an e-mail to corporatesecretary@icagen.com or our board of directors at boardofdirectors@icagen.com or, in addition, in the case of matters concerning accounting, internal accounting controls and auditing, our Audit Committee at auditchair@icagen.com.

Audit Committee Report

The Audit Committee has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2008. The Audit Committee has reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm, our audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee the following, among other things:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management, if any, over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee has also received from Ernst & Young the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the matters disclosed in the letter and the independence of Ernst & Young with representatives of that firm. PCAOB rules require auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee also considered whether the provision by Ernst & Young of the non-audit services discussed under “Proposal 2—Ratification of the Appointment of Auditors” is compatible with maintaining the auditors’ independence and determined that the non-audit services were indeed compatible with maintaining Ernst & Young’s independence.

Based on its discussions with management and Ernst & Young, and its review of the representations and information provided by management and Ernst & Young, the Audit Committee recommended to the board of directors that Icagen’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

This Audit Committee report is not incorporated by reference into any of our previous or future filings with the SEC, unless any such filing explicitly incorporates the report.

By the Audit Committee of the Board of Directors of Icagen, Inc.

Richard G. Morrison, Ph.D., Chairman

Anthony B. Evnin, Ph.D.

Martin A. Simonetti

COMPENSATION OF OUR DIRECTORS AND EXECUTIVE OFFICERS

Compensation of our Directors

2008 Director Compensation

Name(1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Anthony B. Evnin, Ph.D.	$35,000	—	$24,297	—	—	—	$59,297
Dennis B. Gillings, CBE, Ph.D.	28,500	—	24,297	—	—	—	52,797
André L. Lamotte, Sc.D.	31,000	—	24,297	—	—	—	55,297
Richard G. Morrison, Ph.D.	42,000	—	24,297	—	—	—	66,297
Adeoye Y. Olukotun, M.D., MPH, FACC	30,000	—	37,070	—	—	—	67,070
Charles A. Sanders, M.D.	34,000	—	62,827	—	—	—	96,827
Martin A. Simonetti	30,500	—	22,102	—	—	—	52,602

(1)	P. Kay Wagoner, Ph.D., one of our directors, is also our president and chief executive officer and a named executive officer. Dr. Wagoner does not receive any additional compensation as a director. See “—Compensation of our Executive Officers—Summary Compensation Table” below for disclosure relating to her compensation.
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards No. 123R, or SFAS 123R, and thus include amounts attributable to options granted in and prior to 2008 under our 2004 stock incentive plan and our amended equity compensation plan. The amounts disregard the estimate of forfeitures related to service-based vesting conditions. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 7 to our audited financial statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2009. No options held by our non-employee directors were forfeited during the year ended December 31, 2008. The following table shows the aggregate number of outstanding stock options held by each of our non-employee directors as of December 31, 2008.

Name	Outstanding Stock Options (#)
Anthony B. Evnin, Ph.D.	95,104	*
Dennis B. Gillings, CBE, Ph.D.	44,862
André L. Lamotte, Sc.D.	75,000
Richard G. Morrison, Ph.D.	65,000
Adeoye Y. Olukotun, M.D., MPH, FACC	40,000
Charles A. Sanders, M.D.	163,646
Martin A. Simonetti	40,000

*	Includes stock options for an aggregate of 23,195 shares of common stock held by Venrock Associates and stock options for an aggregate of 31,909 shares of common stock held by Venrock Associates II, L.P.

Generally, all of our non-employee directors have the same compensation arrangement, which consists of annual retainer fees, meeting attendance fees, expense reimbursement for meeting attendance and equity awards. Our compensation committee and the board of directors periodically reevaluate compensation of our non-employee directors and may modify such compensation from time to time as they deem appropriate.

Cash Compensation

We reimburse our non-employee directors for out-of-pocket expenses they incur in attending board and committee meetings and pay each non-employee director an annual retainer fee. The chairmen of our board committees receive an additional annual retainer fee. For 2008, the annual retainer fee for all non-employee directors was $25,000, the annual retainer fee for the chairman of our Audit Committee was $10,000, and the annual retainer fee for the chairman of each of our other committees was $3,000. On March 5, 2009, our board of directors, upon recommendation of our compensation committee, approved a 50% reduction in annual retainer fees from their 2008 levels in order to assist in our efforts to conserve cash due to the current economic environment. Accordingly, the annual retainer fees for 2009 for all non-employee directors will be $12,500, the annual retainer fee for the chairman of our Audit Committee will be $5,000, and the annual retainer fee for the chairman of each of our other committees will be $1,500. Also on March 5, 2009, in light of current economic and financial market conditions and their impact on the company, one member of our board, Dennis B. Gillings, CBE, Ph.D., voluntarily declined the restricted stock unit grant described below under the heading “—Equity Compensation—Restricted Stock Unit Awards” below as well as all annual retainer fees to which he would otherwise be entitled for the remainder of 2009 as compensation for his board service.

We also pay each non-employee director $1,000 for attendance at each board meeting in which he or she participates in person or $500 if attendance is by telephone. Each non-employee director also receives $1,000 for each meeting of a committee of the board that is held on a day other than the day of any meeting of the full board of directors if he or she participates in person, or $500 if attendance is by telephone. Directors who are also our employees do not receive any compensation in their capacities as directors.

Equity Compensation

Stock Option Awards

Prior to July 2007, each of our non-employee directors received options to purchase 25,000 shares of our common stock for his or her services as a director for each three-year term served. The options for our non-employee directors were granted every three calendar years as of the first business day of the calendar year. The options for new directors were granted as of the date of the election or appointment of the director to the board of directors. The options granted to the non-employee directors vest monthly over three years, subject to the director’s continued service as a director. In addition, our chairman of the board of directors received options to purchase 20,000 additional shares of our common stock for his or her services as a director for each year served. The options for our chairman of the board of directors were granted every calendar year as of the first business day of the calendar year. The options granted to the chairman of the board of directors vested monthly over one year, subject to the chairman’s continued service as a director.

Effective July 30, 2007, we revised our director compensation policy to provide the following. Upon the commencement of service on our board of directors, we grant to each non-employee director a non-statutory stock option to purchase the number of shares of our common stock equal to the product of (i) 10,000 shares of our common stock divided by 12 and (ii) the number of full calendar months between the date of commencement of service and the month in which our next annual meeting of stockholders is scheduled to occur. Each of our non-employee directors is also automatically granted a non-statutory stock option to purchase 10,000 shares of our common stock every year on the first business day after our annual meeting of stockholders. In addition, our chairman of the board of directors receives a non-statutory stock option to purchase 20,000 additional shares of our common stock every year on the first business day after our annual meeting of stockholders. These options are fully vested on the date of grant and have exercise prices equal to the closing price of our common stock on the date of grant.

In order to transition our policy of automatically granting options to non-employee directors on the first business day of the calendar year to the first business day after our annual meeting of stockholders, on January 2, 2008, each of our non-employee directors received a non-statutory stock option to purchase 5,000 shares of our common stock. Our chairman of the board of directors also received a non-statutory stock option to purchase 10,000 additional shares of our common stock. These options were fully vested on the date of grant and had exercise prices equal to the closing price of our common stock on the date of grant.

Restricted Stock Unit Awards

To compensate non-employee directors for the reduction in annual retainer fees for 2009 described above, our board of directors, upon recommendation of our Compensation Committee, granted each of our non-employee directors on March 5, 2009 a number of restricted stock units equal to (i) the dollar amount by which the annual retainer fee for 2008 was reduced, taking into account any fees received by such director for service as a chairman of a committee of the board, by (ii) $0.47, the closing price of our common stock on that date. Each restricted stock unit represents the right to receive in the future one share of our common stock, subject to the terms and conditions of the applicable restricted stock unit agreement. These restricted stock units will vest in full on December 31, 2009. If a director ceases to serve as a member of the board of directors for any reason prior to that date, all restricted stock units will automatically terminate and be forfeited as of the date such person ceases to serve as a member of the board. In addition, upon the occurrence of a change of control of Icagen, each restricted stock unit will immediately become fully vested. As discussed above, Dr. Gillings declined this restricted stock unit grant.

Compensation of our Executive Officers

Summary Compensation

The following table contains information about the compensation of each of our named executive officers, as defined in Item 402(m)(2) of Regulation S-K of the securities rules, for the years ended December 31, 2008 and 2007.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings (h)	All Other Compensation ($) (i)		Total ($) (j)
P. Kay Wagoner, Ph.D.(3)	2008	$369,807	$0	$89,590	$241,415	—	—	$4,100	(4)	$704,912
President and Chief Executive Officer	2007	$352,467	$80,000	$58,665	$299,790	—	—	$2,392	(4)	$793,314

Richard D. Katz, M.D.	2008	$295,052	$0	$73,421	$169,591	—	—	—		$538,064
Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	2007	$270,302	$65,000	$55,492	$203,709	—	—	—		$594,503

Seth V. Hetherington, M.D.	2008	$343,703	$0	$45,557	$233,877	—	—	$4,100	(4)	$627,237
Senior Vice President, Clinical and Regulatory Affairs	2007	$327,920	$65,000	$31,272	$287,763	—	—	$4,660	(5)	$716,615

(1)	The amounts shown in this column reflect the dollar amounts recognized for financial statement reporting purposes for the respective year in accordance with SFAS 123R of restricted stock unit awards granted under our 2004 stock incentive plan and disregard the estimate of forfeitures related to service-based vesting conditions. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 7 to our audited financial statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2009.
(2)	The amounts shown in this column reflect the dollar amounts recognized for financial statement reporting purposes for the respective year in accordance with SFAS 123R of stock options granted under our 2004 stock incentive plan and our amended equity compensation plan. The amounts disregard the estimate of forfeitures related to service-based vesting conditions. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 7 to our audited financial statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2009. Additionally, in connection with the option exchange program effected under our 2004 stock incentive plan in 2006, the following options were cancelled:

Name	2006 Cancelled Stock Options (#)
P. Kay Wagoner, Ph.D.	106,250
Richard D. Katz, M.D.	40,000
Seth V. Hetherington, M.D.	210,000

(3)	Dr. Wagoner is also a member of our board of directors but does not receive any additional compensation in her capacity as a director.
(4)	Represents the value of our contribution on behalf of the named executive officer to our 401(k) savings plan.
(5)	Consists of the value of our contribution on behalf of the named executive officer to our 401(k) savings plan in an amount of $2,392 and reimbursed temporary living expenses paid by us in an amount of $2,268.

Base Salary

The Compensation Committee approved the following salaries for our executive officers, effective as of February 1, 2008, for all executive officers other than Dr. Katz, whose salary was approved effective as of April 1, 2008.

Executive Officer	Base Salary for 2008
P. Kay Wagoner, Ph.D.	$371,280
President and Chief Executive Officer

Richard D. Katz, M.D.	300,000
Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer

Seth V. Hetherington , M.D.	345,072
Senior Vice President, Clinical and Regulatory Affairs

The Compensation Committee approved a salary of $284,729 for Dr. Katz effective as of February 1, 2008. Dr. Katz received an additional raise of 5.6% on April 1, 2008 based on his promotion and change in title from Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer to Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer.

Effective as of January 23, 2009, the Compensation Committee approved a 2% cost of living salary increase for executive officers, consistent with the salary increase previously approved by the Board of Directors for non-executive employees. On February 11, 2009, in light of current economic and financial conditions and their impact on Icagen, we entered into a letter agreement with Dr. Wagoner pursuant to which Dr. Wagoner voluntarily declined the cost of living salary increase that had taken effect on January 23, 2009 and reduced her base salary by 10% of its 2008 level. As a result, Dr. Wagoner’s base salary for 2009 will be $334,152, which we refer to as the adjusted salary, rather than the $378,706 base salary that was approved by the Compensation Committee for 2009, which we refer to as the approved salary. Dr. Wagoner’s adjusted salary will continue in effect until such time as the Compensation Committee, in its discretion, determines that conditions warrant payment of the approved salary or a different base salary; provided that, upon the occurrence of a change of control of the company, as defined in Dr. Wagoner’s employment agreement, the approved salary, or such other base salary approved by the Compensation Committee and then in effect, will be automatically reinstated. Dr. Wagoner’s bonus target for 2009 and any severance payments that Dr. Wagoner may become entitled to under her employment agreement will be calculated based upon the approved salary rather than her adjusted salary.

Annual Cash Bonus

The Compensation Committee sets bonus targets for our executives at the outset of each year and has the authority to award annual bonuses, the amount of which is determined in the discretion of the Compensation Committee, to our executives. The annual cash incentive bonuses are intended to compensate our executives for the achievement of company strategic, operational and financial goals. The Compensation Committee works with our chief executive officer to develop performance goals that it believes can be reasonably achieved with diligent efforts over the ensuing year. For 2006 and 2007, bonus targets for executives ranged from 20% to 30% of annual base salary, and executive officers have generally received between 34% and 100% of their maximum target bonus. Bonus targets are set annually by the Compensation Committee in the first quarter of each year as a percentage of the applicable executive’s base salary. We set bonus targets against median market data for bonuses at comparable companies in our industry. When establishing bonus targets for 2008, the Compensation

Committee considered the BioWorld executive compensation report and data provided by Pearl Meyer & Partners. Bonus targets represent maximum targets, although actual bonuses awarded remain discretionary. The Compensation Committee approves the company performance goals and the weighting of various goals for each executive and determines potential bonus amounts based on achievement of those goals. Annual bonuses are paid in cash in an amount reviewed and approved by the Compensation Committee. Annual bonuses, if any, are ordinarily approved and paid in a single installment in the first quarter following the completion of a given fiscal year.

On January 23, 2009, the Compensation Committee met to consider the payment of cash bonus payments for our named executive officers. The Compensation Committee assessed achievement of our performance objectives for 2008. The corporate performance objectives included progression of research, preclinical and clinical development programs, increasing awareness of Icagen within the investment community, achievement of corporate and business development objectives, timely, effective and efficient completion of public company reporting obligations, completing and maintaining policies and procedures for internal controls and compliance obligations and further developing our intellectual property, technology portfolio, advisory panel and publication strategy in order to retain and build value. In assessing 2008 bonuses, the Compensation Committee considered the performance of Icagen and each executive against these goals. In evaluating the achievement of these goals, each executive is rated based upon a performance scorecard, which represents a composite evaluation of the executive against such goals based on a self evaluation and the evaluation of the executive by the chief executive officer. For each executive, the percentage of achievement of performance goals is the key factor used to determine bonuses. The Compensation Committee agreed that although each executive had performed his or her functions at a high level, factors largely beyond each executive’s control had limited success in the achievement of one or more goals. Accordingly, in light of current economic and financial conditions and other factors, which have impacted overall company performance, the Compensation Committee determined that no cash bonuses would be awarded to the named executive officers for 2008. The 2008 target bonuses and bonus payments were as follows:

Executive Officer	Bonus Targets for 2008	2008 Bonus Payment
P. Kay Wagoner, Ph.D.	Up to 50% of base salary, equal to $185,640	$0
President and Chief Executive Officer

Richard D. Katz, M.D.	Up to 40% of base salary, equal to $120,000	0
Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer

Seth V. Hetherington, M.D.	Up to 40% of base salary, equal to $138,029	0
Senior Vice President, Clinical and Regulatory Affairs

Cash bonus targets for the named executive officers for 2009 were unchanged from 2008 levels. Dr. Wagoner’s bonus target for 2009 will be calculated based upon the approved salary rather than her adjusted salary. The Compensation Committee will evaluate our and each executive’s performance against specified corporate performance objectives from time to time during 2009, and may, in its discretion, approve the payment of bonuses in one or more installments during 2009 or in early 2010.

See the narrative disclosure below under “—Outstanding Equity Awards at Fiscal Year End” for a description of the material terms of awards and the retention grant and the option exchange programs approved in September 2006.

Employment Agreements

We have entered into employment agreements with certain of our current executive officers, which broadly set forth our compensation policy for executives and provide certain benefits in the event of termination of their employment.

P. Kay Wagoner, Ph.D. Pursuant to a second amended and restated executive employment agreement effective August 21, 2007, as amended, we agreed to continue to employ Dr. Wagoner as our president and chief executive officer for an initial term that began on February 1, 2006 and ended on July 6, 2007. The agreement automatically renews for consecutive additional one-year terms and has been renewed through July 6, 2009. Either party may voluntarily terminate the agreement by providing written notice of such party’s intent not to renew the agreement at least 90 days prior to the end of the then current term, and such termination would be effective as of the last day of the then current term. In addition, either party may terminate the agreement at any time, upon not less than ten business days’ prior written notice of termination. Under this agreement, Dr. Wagoner is entitled to an annual base salary of at least $353,600, although on February 11, 2009 she voluntarily reduced her base salary by 10% to $334,152, as described above under “—Base Salary”. Annual increases, if any, will be made based on performance and in the sole discretion of our board of directors or our Compensation Committee. Dr. Wagoner is also eligible to participate in any management bonus plans established by our board of directors from time to time. In addition, she is eligible to receive grants of stock options or other stock-based awards as may be awarded in the discretion of our board of directors or our Compensation Committee.

Upon the termination of her employment by us other than for cause or by Dr. Wagoner for good reason, including, under specified circumstances, a change in control of Icagen, Dr. Wagoner has the right to receive a severance payment in an amount equal to 24 times her monthly base salary plus 75% of her target cash bonus for the year in which the termination of her employment occurs or, if such target bonus has not yet been determined as of the date of her termination, 75% of her target bonus for the year immediately preceding the year in which the termination occurs. In addition, Dr. Wagoner is entitled to the continuation of benefits for an equivalent period of time as a result of any termination, or until such earlier time as Dr. Wagoner obtains comparable coverage from another employer. If we choose not to renew the employment agreement with Dr. Wagoner, she is entitled to receive a severance payment in an amount equal to 21 times her monthly base salary plus 75% of her target cash bonus for the year in which the termination of her employment occurs or, if such target bonus has not yet been determined as of the date of her termination, 75% of Dr. Wagoner’s target bonus for the year immediately preceding the year in which the termination occurs. Dr. Wagoner is required to sign a general release of claims with us as a condition to her receipt of any severance payment under the agreement. If at any time any payment to Dr. Wagoner constitutes an excess parachute payment within the meaning of Section 280G of the code, she is entitled to be reimbursed by us for any taxes owed, subject to certain limitations specified in the agreement, including a cap of $100,000; provided that, the total amount of such payment may be reduced if the after tax result is more favorable to Dr. Wagoner. The timing of the tax gross-up payment and the severance benefit and continuing benefits to which she may become entitled under the agreement are subject to certain restrictions specified in the agreement for purposes of compliance with Section 409A of the code.

In the event of termination of Dr. Wagoner’s employment by us or our successor without cause or by Dr. Wagoner for good reason on or prior to the 18-month anniversary of a change of control event, the definitions of good reason and cause in the agreement will apply in lieu of the definitions of such terms in our 2004 stock incentive plan, as amended, with respect to the treatment of equity awards issued to Dr. Wagoner under that plan, under certain circumstances.

Pursuant to this agreement, Dr. Wagoner is bound by the terms of our standard non-disclosure, inventions and non-competition agreement, which prohibits her from competing with us during the term of her employment and for a period of two years after termination of employment.

Richard D. Katz, M.D. Pursuant to a second amended and restated executive employment agreement effective August 21, 2007, as amended, we agreed to continue to employ Dr. Katz as our executive vice president of finance and corporate development, chief financial officer and treasurer for an initial term that began on February 1, 2006 and ended on April 23, 2007. The agreement automatically renews for consecutive additional one-year terms and has been renewed through April 23, 2009. Either party may voluntarily terminate the agreement by providing written notice of such party’s intent not to renew the agreement at least 90 days prior to the end of the then current term, and such termination would be effective as of the last day of the then current term. In addition, either party may terminate the agreement at any time, upon not less than ten business days’ prior written notice of termination. Under this agreement, Dr. Katz is entitled to an annual base salary of at least $300,000. Annual increases, if any, will be made based on performance and in the sole discretion of our board of directors or our Compensation Committee. Dr. Katz is also eligible to participate in any management bonus plans established by our board of directors from time to time. In addition, he is eligible to receive grants of stock options or other stock-based awards as may be awarded in the discretion of our board of directors or our Compensation Committee.

Upon the termination of his employment by us other than for cause or by Dr. Katz for good reason, including, under specified circumstances, a change in control of Icagen, Dr. Katz has the right to receive a severance payment in an amount equal to 21 times his monthly base salary plus 75% of his target cash bonus for the year in which the termination of his employment occurs or, if such target bonus has not yet been determined as of the date of his termination, 75% of his target bonus for the year immediately preceding the year in which the termination occurs. In addition, Dr. Katz is entitled to the continuation of benefits for an equivalent period of time as a result of any termination, or until such earlier time as he obtains comparable coverage from another employer. If we choose not to renew the employment agreement with Dr. Katz, he is entitled to receive a severance payment in an amount equal to 18 times his monthly base salary plus 75% of his target cash bonus for the year in which the termination of his employment occurs or, if such target bonus has not yet been determined as of the date of his termination, 75% of his target bonus for the year immediately preceding the year in which the termination occurs. Dr. Katz is required to sign a general release of claims with us as a condition to his receipt of any severance payment under the agreement. If at any time any payment to Dr. Katz constitutes an excess parachute payment within the meaning of Section 280G of the code, he is entitled to be reimbursed by us for any taxes owed, subject to certain limitations specified in the agreement, including a cap of $50,000; provided that, the total amount of such payment may be reduced if the after tax result is more favorable to Dr. Katz. The timing of the tax gross-up payment and the severance benefit and continuing benefits to which he may become entitled under the agreement are subject to certain restrictions specified in the agreement for purposes of compliance with Section 409A of the code.

In the event of termination of Dr. Katz’s employment by us or our successor without cause or by Dr. Katz for good reason on or prior to the 18-month anniversary of a change of control event, the definitions of good reason and cause in the agreement will apply in lieu of the definitions of such terms in our 2004 stock incentive plan, as amended, with respect to the treatment of equity awards issued to Dr. Katz under that plan, under certain circumstances.

Pursuant to this agreement, Dr. Katz is bound by the terms of our standard non-disclosure, inventions and non-competition agreement, which prohibits him from competing with us during the term of his employment and for a period of two years after termination of employment.

Seth V. Hetherington, M.D. Pursuant to an amended and restated executive employment agreement effective August 22, 2007, as amended, we agreed to continue to employ Dr. Hetherington as our senior vice president, clinical and regulatory affairs for an initial term that began on June 15, 2006 and ended on June 15, 2008. The agreement automatically renews for consecutive additional one-year terms and has been renewed through June 15, 2009. Either party may voluntarily terminate the agreement by providing written notice of such party’s intent not to renew the agreement at least 90 days prior to the end of the then current term, and such termination would be effective as of the last day of the then current term. In addition, either party may terminate the agreement at any time, upon not less than ten business days’ prior written notice of termination. Under this agreement, Dr. Hetherington is entitled to an annual base salary of at least $328,640. Annual increases, if any, will be made based on performance and in the sole discretion of our board of directors or our Compensation Committee. Dr. Hetherington is also eligible to participate in any management bonus plans established by our board of directors from time to time. In addition, Dr. Hetherington is eligible to receive grants of stock options or other stock-based awards as may be awarded in the discretion of our board of directors or our Compensation Committee.

Upon the termination of his employment by us other than for cause or by Dr. Hetherington for good reason, including, under specified circumstances, a change in control of Icagen, Dr. Hetherington has the right to receive a severance payment in an amount equal to 12 times his monthly base salary, if termination occurs prior to June 15, 2011 and 18 times his monthly base salary, if termination occurs on or after June 15, 2011 plus 75% of his target cash bonus for the year in which the termination of his employment occurs or, if such target bonus has not yet been determined as of the date of his termination, 75% of his target bonus for the year immediately preceding the year in which the termination occurs. In addition, Dr. Hetherington is entitled to the continuation of benefits for an equivalent period of time as a result of any termination, or until such earlier time as he obtains comparable coverage from another employer. If we choose not to renew the employment agreement with Dr. Hetherington, he is entitled to receive a severance payment in an amount equal to 12 times his monthly base salary, if termination occurs prior to June 15, 2011 or 15 times his monthly base salary, if termination occurs on or after June 15, 2011, plus 75% of his target cash bonus for the year in which the termination of his employment occurs or, if such target bonus has not yet been determined as of the date of his termination, 75% of his target bonus for the year immediately preceding the year in which the termination occurs. Dr. Hetherington is required to sign a general release of claims with us as a condition to his receipt of any severance payment under the agreement. If at any time any payment to Dr. Hetherington constitutes an excess parachute payment within the meaning of Section 280G of the code, he is entitled to be reimbursed by us for any taxes owed, subject to certain limitations specified in the agreement, including a cap of $50,000; provided that, the total amount of such payment may be reduced if the after tax result is more favorable to Dr. Hetherington. The timing of the tax gross-up payment and the severance benefit and continuing benefits to which he may become entitled under the agreement are subject to certain restrictions specified in the agreement for purposes of compliance with Section 409A of the code.

In the event of termination of Dr. Hetherington’s employment by us or our successor without cause or by Dr. Hetherington for good reason on or prior to the 18-month anniversary of a change of control event, the definitions of good reason and cause in the agreement will apply in lieu of the definitions of such terms in our 2004 stock incentive plan, as amended, with respect to the treatment of equity awards issued to Dr. Hetherington under that plan, under certain circumstances.

Pursuant to this agreement, Dr. Hetherington is bound by the terms of our standard non-disclosure, inventions and non-competition agreement, which prohibits him from competing with us during the term of his employment and for a period of two years after termination of employment.

Outstanding Equity Awards at Fiscal Year End

2008 Outstanding Equity Awards at Fiscal Year End

Name (a)	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
P. Kay Wagoner, Ph.D.							15,626	(1)	$8,438
							11,700	(1)	6,318
							26,708	(1)	14,422
							55,000	(1)	29,700
	150,000	(2)	—		$0.50	10/11/09
	100,000	(3)	—		0.75	12/10/10
	50,000	(2)	—		2.25	12/30/12
	125,000	(2)	—		5.00	4/21/14
	98,000	(4)	18,667		0.87	9/26/16
	59,499	(4)	11,334		0.90	9/27/16
	22,424	(2)	24,376		1.36	1/11/17
	18,500	(2)	37,000		2.02	8/16/17
	25,208	(2)	84,792		1.52	1/28/18

Richard D. Katz, M.D.							24,000	(5)	$12,960
							7,500	(1)	4,050
							16,883	(1)	9,117
							30,000	(1)	16,200
	25,000	(6)	—		$2.00	4/22/11
	50,000	(7)	—		2.00	4/22/11
	225,000	(8)	—		2.00	4/22/11
	10,000	(2)	—		2.25	8/28/13
	50,000	(2)	—		5.00	4/12/14
	22,221	(2)	—		6.40	12/30/14
	214,043	(4)	40,771		0.87	9/26/16
	22,398	(4)	4,268		0.90	9/27/16
	14,375	(2)	15,625		1.36	1/11/17
	11,670	(2)	23,340		2.02	8/16/17
	13,750	(2)	46,250		1.52	1/28/18

Seth V. Hetherington, M.D.							10,000	(1)	$5,400
							3,750	(1)	2,025
							8,565	(1)	4,625
							30,000	(1)	16,200
	117,600	(4)	22,401		$0.90	9/27/16
	7,187	(2)	7,813		1.36	1/11/17
	5,930	(2)	11,860		2.02	8/16/17
	13,750	(2)	46,250		1.52	1/28/18

(1)	The restricted stock unit award vests annually over four years.
(2)	The stock option vests monthly over four years.
(3)	The stock option vests annually over three years.
(4)	The stock option vests as to 25% of the shares covered thereby on the date that is six months after the grant date, an additional 25% of the shares on the date that is 12 months after the grant date, an additional 17% of the shares on the date that is 18 months after the grant date, an additional 17% of the shares on the date that is 24 months after the grant date, and the remaining 16% of the shares on the date that is 30 months after the grant date. These stock options were granted in connection with the 2006 retention grant program and option exchange program described below.
(5)	The restricted stock unit award vests annually over five years.

(6)	The stock option was fully vested as of the grant date.
(7)	The stock option vests on the first anniversary of the grant date.
(8)	The stock option vests as to 33% of the shares covered thereby on the first anniversary of the grant date and monthly thereafter until the third anniversary of the grant date.

The restricted stock unit awards reflected in the table were granted on various dates during 2008, 2007 and 2006. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered at the time the restricted stock units vest. Generally, the restricted stock unit awards vest annually over four years. Upon termination of employment, unvested restricted stock units automatically terminate and will be forfeited. Until shares of common stock are delivered at the time the restricted stock units vest, the holder has no rights as a stockholder with respect to the shares subject to such restricted stock unit, including voting rights and the right to receive dividends or dividend equivalents. The rights and interests in the restricted stock units may not be sold, assigned, encumbered or otherwise transferred except, in the event of death, by will or by the laws of descent and distribution. The restricted stock unit agreements between us and our executive officers generally provide that the restricted stock units will become immediately vested in full if there is a change in control of Icagen and the officer’s employment is terminated by us or our successor without cause or by the officer for good reason on or prior to the 18-month anniversary of the change of control event. In addition, the employment agreements between us and each of Dr. Wagoner, Dr. Katz and Dr. Hetherington provide that if such a termination occurs, the definitions of good reason and cause in the applicable employment agreement will apply in lieu of the definitions of such terms in our 2004 stock incentive plan, as amended, with respect to the treatment of equity awards issued to such officers under that plan, under certain circumstances.

The stock options reflected in the table have a term of ten years. The stock options with expiration dates on September 26, 2016, September 27, 2016, January 11, 2017, August 16, 2017 and January 28, 2018 were granted under our 2004 stock incentive plan, as amended. The other stock options reflected in the table were granted under our amended equity compensation plan.

Vesting of the stock options generally ceases on termination of employment and, for options granted prior to August 17, 2007, the ability to exercise ceases shortly after termination of employment except in the case of death or disability. For options granted to executive officers on or after August 17, 2007, exercise rights cease 180 days to 5 years after termination depending on length of service. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. Except as our board of directors may otherwise determine or provide in an award, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the participant, awards are exercisable only by the participant. The stock option agreements under our 2004 stock incentive plan between us and our executive officers generally provide that the stock option will become immediately exercisable in full if there is a change in control of Icagen and the officer’s employment is terminated by us or our successor without cause or by the officer for good reason on or prior to the 18-month anniversary of the change of control event. In addition, the employment agreements between us and each of Dr. Wagoner, Dr. Katz and Dr. Hetherington provide that if such a termination occurs, the definitions of good reason and cause in the applicable employment agreement will apply in lieu of the definitions of such terms in our 2004 stock incentive plan, as amended, with respect to the treatment of equity awards issued to such officers under that plan, under specified circumstances. The stock option agreements under our amended equity compensation plan between us and our executive officers generally provide that the stock option will become fully vested and exercisable upon death or disability, upon the termination of employment without cause and in the event of a transfer of control resulting in a change in beneficial ownership of at least a majority of our then existing voting stock of Icagen. All outstanding stock options issued under our amended equity compensation plan are now fully vested.

On September 27, 2006, our Compensation Committee approved an employee retention program with the objective of revitalizing the incentive value of the stock options held by our employees. The employee retention program was comprised of two components: (1) stock option grants to employees holding outstanding stock options having an exercise price of $2.00 or greater, which we refer to as the retention grant program, and (2) offers to eligible management employees, whereby those employees could surrender certain outstanding stock options, or old options, issued under our 2004 stock incentive plan in exchange for a reduced number of new options, or new options, which we refer to as the option exchange program.

Pursuant to the retention grant program, we granted to substantially all employees, including our executive officers, additional stock options for common stock equivalent to two shares of common stock for every three shares of common stock covered by certain outstanding options having an exercise price of $2.00 or greater, with the number of shares issuable upon exercise of each new option rounded to the nearest share. The new options were granted at the exercise price of $0.87, equal to the closing price of our common stock on The Nasdaq Global Market on September 27, 2006, the date on which the options were granted.

Pursuant to the option exchange program, we offered each eligible management employee, including our executive officers, the opportunity to exchange old options for new options at a rate of two shares of common stock for every three shares issuable upon the exercise of an old option, rounded to the nearest share. Old options eligible for the option exchange program were excluded from the retention grant program. We granted new options at an exercise price of $0.90, equal to the closing price of our common stock on The Nasdaq Global Market on September 28, 2006, the date on which the eligible management employees elected to exchange their options and the new options were granted.

All options granted pursuant to the retention grant program and the option exchange program were granted pursuant to the terms of our 2004 stock incentive plan, with each option vesting as to 25% of the shares covered thereby on the date that is six months after the grant date; an additional 25% of the shares on the date that is 12 months after the grant date; an additional 17% of the shares on the date that is 18 months after the grant date; an additional 17% of the shares on the date that is 24 months after the grant date; and the remaining 16% of the shares on the date that is 30 months after the grant date. The term of these options is ten years.

The exchange of 649,000 options for 432,666 new, lower-priced options was treated as a modification pursuant to SFAS 123R and resulted in incremental expense of $147,000, which represented the difference in fair value of the new options over the cancelled options as calculated using the Black Scholes Option Pricing Model.

Securities Authorized for Issuance under our Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2008.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options and Rights (Column A)		Weighted Average Exercise Price of Outstanding Options(1) (Column B)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column A)(2) (Column C)
Equity compensation plans that have been approved by our stockholders	6,243,506	(3)	$2.15	2,887,234
Equity compensation plans that have not been approved by our stockholders	—		—	—

Total	6,243,506		$2.15	2,887,234	(4)

(1)	Amount is based on the weighted average exercise price of the 5,683,558 stock options outstanding on December 31, 2008. The 559,948 restricted stock units outstanding on December 31, 2008 were issued at a weighted average price of $2.44, reflecting the fair market values of the restricted stock units on the date of grant.

(2)	In addition to being available for issuance upon the exercise of stock options that we may grant after December 31, 2008, all of the shares available for grant under our 2004 stock incentive plan may instead be issued in the form of restricted stock, restricted stock units and other stock-based awards.
(3)	Consists of 2,237,355 shares to be issued upon exercise of outstanding options under our amended equity compensation plan as of December 31, 2008 and 4,006,151 shares to be issued upon exercise of outstanding options and restricted stock units under our 2004 stock incentive plan as of December 31, 2008. Our 2004 stock incentive plan became effective on February 3, 2005, and we will grant no further awards under our amended equity compensation plan.
(4)	As of December 31, 2008, we had 2,887,234 shares available for future grant, and, as of February 28, 2009, we had 1,434,519 shares available for future grant. Under our 2004 stock incentive plan, the number of shares issuable is automatically increased every January 1 beginning in fiscal year 2006 and ending on the second day of fiscal year 2014 by an amount equal to the lesser of (i) 1,000,000 shares of common stock, (ii) 5% of the outstanding shares on that date or (iii) an amount determined by our board of directors; provided, however, that, in no event may the number of shares available for issuance under our 2004 stock incentive plan and all other employee equity incentive plans exceed 25% of our outstanding shares on January 1.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions

Private Placement

On January 26, 2007, we entered into a securities purchase agreement with institutional and other accredited investors to sell an aggregate of 15,423,640 shares of our common stock, together with warrants to purchase an aggregate of 5,398,256 shares of our common stock at an exercise price of $1.45 per share, for a total purchase price of $1.42375 per unit, resulting in gross proceeds of approximately $22 million. The warrants are exercisable at any time in whole or in part and expire on the earlier to occur of (i) February 6, 2012 and (ii) ten business days after notice from us, which notice may only be given if (A) the closing price of our common stock has been greater than $3.00 per share for a period of 30 consecutive trading days at any time after the issuance of the warrants and (B) either a registration statement is available for the sale of the shares issuable upon exercise of the warrants, the shares issuable upon exercise of the warrants can be sold pursuant to Rule 144(b)(1) of the Securities Act, or any time after the third anniversary of the date of issuance of the warrants. The warrants are also exercisable on a cashless basis. The private placement contemplated by the securities purchase agreement, which we refer to as the private placement, closed on February 6, 2007.

We issued and sold an aggregate of 15,423,640 shares of common stock and warrants to purchase 5,398,256 shares of common stock in the private placement to the following holders of more than 5% of our common stock in 2007 or 2008 and the affiliates of our directors and 5% stockholders:

Purchaser(1)	Shares of Common Stock	Warrants to Purchase Shares of Common Stock	Aggregate Consideration Paid
Entities/individuals affiliated with Greenway Capital(2)	5,057,063	1,769,967	$7,199,993
Goldman, Sachs & Co.	1,615,452	565,408	2,300,000
QVT Fund LP	1,580,333	553,116	2,249,999
Entities affiliated with Venrock Associates(3)	1,053,554	368,742	1,499,998
PharmaBio Development Inc. d/b/a NovaQuest(4)	702,370	245,829	999,999
Entities affiliated with Alta Partners(2)	702,368	245,827	999,996

Total	10,711,140	3,748,889	$15,249,985

(1)	See the section of this proxy statement entitled “Information About Our Directors, Officers and 5% Stockholders—Security Ownership of Certain Beneficial Owners and Management” for more detail on shares beneficially owned by these purchasers.
(2)	This purchaser is no longer one of our 5% stockholders.
(3)	Anthony B. Evnin, a member of our board of directors, is a general partner of Venrock Associates and Venrock Associates II, L.P.
(4)	Dennis B. Gillings, a member of our board of directors, is chairman and chief executive officer of PharmaBio Development Inc., d/b/a NovaQuest, a wholly owned subsidiary of Quintiles Transnational Corp., and chairman and chief executive officer of Quintiles.

Each of these investors, other than QVT Fund LP and the entities/individuals affiliated with Greenway Capital, was an existing stockholder or affiliated with an existing stockholder prior to the private placement. These existing stockholders participated in the private placement on the same terms as the other purchasers. The members of the Audit Committee of our board of directors having no financial interest in the transactions contemplated by the private placement approved the terms of the private placement and the participation of these existing stockholders.

Pursuant to the securities purchase agreement, we filed a registration statement with the SEC to register the shares of common stock issued in the private placement, including shares issuable upon exercise of the warrants, for resale. In addition, we agreed to use our reasonable best efforts to keep the registration statement effective until the earlier of three years after the closing of the private placement, the date on which the shares registered become eligible for resale pursuant to Rule 144 under the Securities Act, without any volume or manner of sale restrictions, or the time as all the shares registered have been sold by the purchasers. In the event that the registration statement does not become effective or its effectiveness is not maintained beginning 90 days after the closing of the private placement (if the registration statement is not reviewed by the SEC) or 120 days after the closing of the private placement (if it is so reviewed) or, after the registration statement is declared effective by the SEC, the registration statement is suspended by us or ceases to remain continuously effective as to all registrable securities for which it is required to be effective, with certain specified exceptions, each event referred to as a registration default, we are obligated to pay each purchaser an amount in cash equal to 1% of that purchaser’s aggregate purchase price for each 30-day period or portion thereof during which a registration default remains uncured. We are not obligated to pay liquidated damages in excess of 10% of the purchase price paid by each purchaser in the private placement.

Quintiles Agreement

In June 2008, we entered into a master services agreement with Quintiles, Inc., a subsidiary of Quintiles, to provide certain services to us. One of our directors, Dennis B. Gillings, is chairman and chief executive officer of Quintiles, and Quintiles wholly-owns PharmaBio Development Inc. d/b/a NovaQuest, one of our stockholders. Pursuant to this agreement, Quintiles, Inc. performs services, including strategic planning, expert consultation, clinical trial services, statistical programming and analysis, data processing, data management, regulatory, clerical, project management, central laboratory services, clinical pharmacology services, electrocardiogram services, medical device services and other research and development services requested by us and agreed to by Quintiles, Inc. The specific details of each project under the agreement is separately negotiated and specified in writing in a work order. We pay Quintiles, Inc. for fees, expenses and pass-through costs in accordance with the budget and payment schedule contained in each work order. The agreement has a term of five years from the date of execution, or until terminated by either party. The agreement automatically renews each year thereafter for a period of one year unless either party notifies the other party in writing at least 30 days prior to the renewal date that it does not want to renew the agreement.

As a result of entering into the agreement, the prior master services agreement between us and Quintiles, effective December 14, 1998, has terminated and is superseded in its entirety by the new agreement. We had entered into the prior agreement with Quintiles to provide certain services relating to the conduct of clinical trails for senicapoc, one of our drug development programs, and other services. Pursuant to the prior agreement, Quintiles performed services, including clinical trial services, regulatory, clerical, project management, central laboratory services, preclinical services and other research and development services, as requested by us. We were obligated to pay the fees, expenses and pass-through costs of Quintiles in accordance with work orders issued under the prior agreement. The term of the prior agreement continued until terminated by either party in accordance with the prior agreement. We paid Quintiles approximately $6.3 million in 2007 for services rendered pursuant to the prior agreement and approximately $658,000 in 2008 for services rendered pursuant to the current and prior agreements.

Pfizer Collaboration and Private Placements

On August 13, 2007, we entered into a collaborative research and license agreement with Pfizer Inc, for the discovery, development, manufacture and commercialization of compounds and products that modulate three specific sodium ion channels as new potential treatments for pain and related disorders. Pfizer is a holder of more than 5% of our common stock after the purchase of our common stock in the private placements discussed below. Pursuant to the collaboration arrangement, Pfizer paid us an initial upfront license fee of $12.0 million. In addition to the upfront license fee, Pfizer is providing us with research and development funding over a two-year research period pursuant to the agreement. The research term may be extended upon mutual agreement of Pfizer and us. Additionally, Pfizer is obligated to make payments to us upon achievement of specified research, development, regulatory and commercialization milestones of up to $359.0 million for each drug candidate developed. We are also eligible to receive tiered royalties, against which Pfizer may credit any commercialization milestones, based on specified percentages of net product sales. Pfizer’s obligation to pay us royalties with respect to a product will expire generally on a country-by-country basis on the expiration of the last-to-expire of specified patent rights covering the product. We recognized $12.3 million and $4.4 million of revenue related to the Pfizer collaboration agreement for the years ended December 31, 2008 and 2007.

On August 13, 2007, in connection with the collaborative research and license agreement with Pfizer, we also entered into a purchase agreement with Pfizer to sell to Pfizer up to $15.0 million of our common stock. In a first closing of the transaction on August 20, 2007, we sold 2,688,172 shares of common stock to Pfizer at a price of $1.86 per share, which was the closing bid price of our common stock as reported on the Nasdaq Global Market as of 4:00 p.m. Eastern time on the business day preceding the execution of the purchase agreement, resulting in gross proceeds to us of approximately $5.0 million. In a subsequent closing of the transaction on February 13, 2008, we sold 5,847,953 shares of common stock to Pfizer at a price of $1.71 per share, which was the closing bid price of our common stock as reported on the Nasdaq Global Market as of 4:00 p.m. Eastern time on the business day preceding the date of our exercise of our put option to sell the shares, resulting in gross proceeds to us of approximately $10.0 million.

Pursuant to the purchase agreement with Pfizer, we agreed to use our reasonable best efforts to file a registration statement with the SEC to register the resale of the shares of common stock issue in the private placements to Pfizer within 30 days following the request by Pfizer to effect the registration of the shares. Pfizer may request that we register the shares at any time after August 20, 2008. We also agreed to use our reasonable best efforts to have the registration statement declared effective within 90 days after the date on which the registration statement is filed, or within 120 days if the SEC determines to review the registration statement. In the event the registration statement (a) has not been filed within 30 days after receipt of a request by Pfizer to effect the registration of the shares, (b) is not declared effective within 90 days after the filing date of the registration statement, if the SEC determines not to review the registration statement, (c) is not declared effective within 120 days after the filing date of the registration statement, if the SEC determines to review the registration statement, or (d) after the registration statement is declared effective by the SEC, is suspended by us or ceases to remain continuously effective as to all of the shares for which it is required to be effective, with certain specified exceptions, then we have agreed to pay Pfizer as liquidated damages an amount equal to 1% of the purchase price paid by Pfizer for the shares per 30-day period or portion thereof during which a default remains uncured, subject to an aggregate limit on liquidated damages. The maximum aggregate amount of liquidated damages payable to Pfizer in respect of the shares is limited to 10% of the aggregate purchase price paid by Pfizer pursuant to the purchase agreement. In addition, we agreed to use our reasonable best efforts to take all such actions as may be reasonably necessary to keep the registration statement current and effective until the earliest of (a) one year after the filing date, (b) the date on which all of the shares may be sold or transferred in compliance with Rule 144 under the Securities Act, without any volume or manner of sale restrictions, or (c) such time as all of the shares have been sold pursuant to a registration statement, to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of the sale.

Registration Rights

Pursuant to a stockholders’ agreement, we granted registration rights to entities affiliated with Alta Partners, a holder of 5% or more of our voting securities during 2007 and a portion of 2008, and Venrock Associates, one of our current 5% stockholders, as well as with PharmaBio Development Inc. d/b/a NovaQuest.

See “—Private Placement” and “—Pfizer Collaboration and Private Placements” above for a discussion of the registration rights provided to the investors in the private placements.

Compensation of Directors and Executive Officers and Employment Agreements

See “Compensation of our Directors and Executive Officers” above for a discussion of director compensation, executive compensation and employment agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, or reporting persons, to file reports with the SEC disclosing their ownership of and transactions in our common stock and other equity securities. Whenever a reporting person files a report with the SEC, the reporting person is also required to send us a copy. Based solely on our review of reports that we have received from the reporting persons, we believe that all of the reporting persons complied with all Section 16(a) filing requirements during 2008, except as described below:

(1)	Steven R. Becker filed one late Form 4 on behalf of himself and other individuals and entities affiliated with Greenway Capital reporting two open-market sales of common stock. Individuals and entities affiliated with Greenway Capital beneficially owned more than 10% of our common stock prior to the disposition.

(2)	Each of Anthony B. Evnin, Dennis B. Gillings, Andre L. Lamotte, Richard G. Morrison, Adeoye Y. Olukotun and Charles A. Sanders, our directors, filed one late Form 4 reporting an option grant.

(3)	Edward P. Gray, our former senior vice president, intellectual property, chief patent counsel and secretary, filed one late Form 4 reporting the exercise of options and sales of shares underlying such options.

By Order of the Board of Directors,

P. Kay Wagoner, Ph.D. President and Chief Executive Officer

April 13, 2009

Appendix A

RIGHTS AGREEMENT

between

Icagen, Inc.

and

American Stock Transfer & Trust Company LLC,

as Rights Agent

Dated December 2, 2008

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RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated December 2, 2008 (the “Agreement”), between Icagen, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company LLC, a New York Limited Liability Company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on December 2, 2008 the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on December 15, 2008 (the “Record Date”), and authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(i) or Section 11(p) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date or the Expiration Date, each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or (v) an Exempted Person. Notwithstanding the foregoing, (x) no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the shares of Common Stock of the Company then outstanding; provided, however that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding as the result of an acquisition of Common Stock by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company become the Beneficial Owner of any additional Common Stock of the Company and shall then beneficially own 15% or more of the shares of Common Stock then outstanding, then such Person shall be deemed to be an “Acquiring Person” and (y) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable (as determined in good faith by the Board of Directors), but in any event within 15 Business Days, following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall again become an “Acquiring Person.”

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as in effect on the date of this Agreement.

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(d) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(e) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or agreements with or between Persons and the Company with respect to any other bona fide issuance of securities by the Company to such Persons for resale within 40 days, including without limitation pursuant to Section 4(2) of the Act or Rule 144A or Regulation S promulgated under the Act), whether or not in writing, or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, or any comparable or successor rule), including pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or agreements with or between Persons and the Company with respect to any other bona fide issuance of securities by the Company to such Persons for resale within 40 days, including without limitation pursuant to Section 4(2) of the Act or Rule 144A or Regulation S promulgated under the Act), whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or agreements with or between Persons and the Company with respect to any other bona fide issuance of securities by the Company to such Persons for resale within 40 days, including without limitation pursuant to Section 4(2) of the Act or Rule 144A or Regulation S promulgated under the Act) whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (e)) or disposing of any voting securities of the Company.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act.

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(f) “Board” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(g) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h) “Close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

(i) “Common Stock” shall mean the common stock, $.001 par value, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

(j) “Common stock equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Company” shall have the meaning set forth in the introductory paragraph hereof.

(l) “Current market price” shall have the meaning set forth in Section 11(d)(i) hereof.

(m) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(n) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(o) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(p) “Exchange Act” shall have the meaning set forth in Section 1(c) hereof.

(q) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(r) “Exempted Person” shall mean Pfizer Inc (“Pfizer”), which as of the date hereof, beneficially owns an aggregate of 8,536,125 shares of the Company’s Common Stock, representing approximately 18% of the Common Stock outstanding as of the date hereof, unless and until such time as Pfizer, together with its Affiliates and Associates, directly or indirectly, becomes the Beneficial Owner of 20% or more of the Common Stock then outstanding (other than under circumstances described in the second sentence of Section 1(a) hereof (replacing for this purpose all references in Section 1(a) to 15% with 20%)), in which event, Pfizer immediately shall cease to be an Exempted Person.

(s) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t) “Final Expiration Date” shall mean the earlier of (i) the close of business on December 2, 2018 or (ii) the close of business on December 2, 2009, if the Stockholder Approval shall not have been obtained by the close of business on December 2, 2009.

(u) “Permitted Offer” shall mean a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the consummation of such tender offer or exchange offer, by directors constituting at least 75% of all of the members of the Board, after receiving advice from a nationally recognized investment banking firm selected by the Board, to be (a) at a price that is fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders.

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(v) “Person” shall mean any individual, firm, corporation, partnership, trust, association, limited liability company or other entity.

(w) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, $.001 par value, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached to this Agreement as Exhibit A and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, $.001 par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(x) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(y) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(z) “Record Date” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(aa) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(bb) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(cc) “Rights” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(dd) “Rights Agent” shall have the meaning set forth in the introductory paragraph hereof.

(ee) “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.

(ff) “Section 11(a)(ii) Event” shall mean an acquisition of Common Stock described in the first sentence of Section 11(a)(ii) hereof.

(gg) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(hh) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(ii) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Stock Acquisition Date” shall mean the later of (i) the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the first date on which an executive officer of the Company has actual knowledge that an Acquiring Person has become such; provided, however that, if such Person is deemed not to be an Acquiring Person pursuant to clause (y) of Section 1(a) hereof, no Stock Acquisition Date shall be deemed to have occurred.

(kk) “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of shares of Common Stock having a majority of the votes cast by the holders of all of the shares of Common Stock present or represented and voting on the proposal to approve this Agreement at a meeting of stockholders of the Company duly held in accordance with applicable law.

(ll) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors (or comparable body) of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(mm) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(nn) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(oo) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issuance of Rights.

(a) Until the earlier of (i) the close of business on the tenth Business Day (or such later date as may be determined by the Board) after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board) after the date that a tender or exchange offer (other than a Permitted Offer) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2 of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, or, in the case of an Exempted Person, 20% or more of the shares of Common Stock then outstanding, (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. With respect to certificates for the Common Stock outstanding as of the close of business on the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (i) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities granted or issued by the Company prior to the Distribution Date, and (ii) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (y) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Sections 11(i) or 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

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(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. The failure to send a copy of the Summary of Rights shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

(c) Rights shall be issued (i) in respect of all shares of Common Stock that are issued (either as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date and (ii) in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights (x) with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities, granted or issued by the Company prior to the Distribution Date and (y) with respect to shares of Common Stock so issued or sold in any other case, if deemed necessary or appropriate by the Board. Certificates representing such shares of Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) shall also be deemed to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Icagen, Inc. (the “Company”) and American Stock Transfer & Trust Company LLC (the “Rights Agent”) dated December 2, 2008, as the same may be amended, restated or renewed from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

(d) Until the earlier of the Distribution Date and the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase, certification and assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or over-the-counter market on which the Rights may from time to time be

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listed, or to conform to usage. Subject to the provisions of Sections 7, 11 and 22 hereof, the Rights Certificates, whenever distributed, shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3, Section 11(i) or Section 22 hereof that represents Rights beneficially owned by persons known to be: (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The provisions of Section 7(e) hereof shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof, which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the Rights Certificate number and the date of each of the Rights Certificates.

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Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become void pursuant to Section 7(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate appropriately executed, at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23 hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights expire as provided in Section 13(d) hereof, (iii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) and (iv) the time at which such Rights are exchanged as provided in Section 24 hereof (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $7.50 and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

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(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby authorizes its transfer agent to comply with such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified bank check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. No Rights Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Rights Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

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(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of assignment or election to purchase set forth on the reverse side of the Rights Certificate surrendered for such assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be so listed upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date, and (iv) obtain such other regulatory approvals as may be necessary for it to issue securities purchasable upon the exercise of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or to obtain any other required regulatory approval in connection with the exercisability of the Rights. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite registration or qualification in such jurisdiction shall have been effected or obtained.

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(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or (ii) to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered with the forms of election and certification duly executed and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such

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exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 of this Agreement, in the event that any Person, alone or together with its Affiliates or Associates, becomes an Acquiring Person (other than pursuant to a Permitted Offer), then, promptly following the first occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive (subject to the last sentence of Section 23(a)), upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company that equals the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock that are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board has deemed to have the same value as shares of Common Stock (such shares of preferred stock, “common stock equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended in accordance with this sentence until up to ninety (90) days after the Section 11(a)(ii) Trigger Date, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as

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determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the

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current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification occurs, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend or post record date trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and the low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. All references in this Section to closing prices, last quoted prices or other stock prices mean prices during regular trading hours, without giving effect to any after-hours or extended hours trading. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which Nasdaq or any national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on Nasdaq or any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “current market price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “current market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-millionth of a share of Preferred Stock, or hundred-thousandth of a share of Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

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(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Stock, thereafter the number of such other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other securities; provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a)(ii) a number of shares of Common Stock greater than the number then authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for other purposes.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundred- thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

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(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of one one-thousandths of a share of fully paid and nonassessable Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates. The Company shall not consummate any consolidation, merger, sale or transfer described in clause (i), (ii) or (iii) of the prior sentence unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(n).

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of

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Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, at any time after a Person has become an Acquiring Person, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case and except as contemplated by Section 13(d) hereof, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), which shall not be subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that, subject to clause (v) below, the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction

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as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint ventures and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at the same time as, or at any time after, the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

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(d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a Permitted Offer, (ii) the price per share of Common Stock paid in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Permitted Offer, and (iii) the form of consideration paid in such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(i) or (p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and the low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. All references in this Section to closing prices, last quoted prices or other stock prices means prices during regular trading hours, without giving effect to any after-hours or extended hours trading. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used, which determination shall be described in a statement filed with Rights Agent and shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractional shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts; provided, however, that holders of such depositary receipts shall have all of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock), the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the

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same fraction of the current market price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of such Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section  14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action expressly given to the Rights Agent in Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and fully executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to prevent the issuance of any such order, decree or ruling and to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to

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stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

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(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate describing any such adjustment, delivered pursuant to Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Rights Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any

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transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been completed, the Company and the Rights Agent will deem the beneficial owner of the rights evidenced by such Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof and such assignment or election to purchase will not be honored.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States (or of any state of the United States) in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the

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number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption.

(a) The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day (or such later date as may be determined by the Board pursuant to clause (i) of the first sentence of Section 3(a) with respect to the Distribution Date) following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date) and (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “current market price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration, or any combination of any of the foregoing, deemed appropriate by the Board. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c) In the event of a redemption of the Rights in accordance with this Agreement, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights in accordance with this Agreement and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock, and upon such action, all outstanding Rights and Right Certificates shall be null and void without any further action by the Company.

Section 24. Exchange.

(a) The Board may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which (i) shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof, and (ii) shall include, without limitation, any Rights issued after the Distribution Date) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

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(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or equivalent preferred stock, as such term is defined in Section 11(b) hereof) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to Section 3(A) of the Certificate of Designations attached hereto as Exhibit A, so that the fraction of a share of Preferred Stock (or equivalent preferred stock) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such

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stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer also to Common Stock and/or, if appropriate, other securities; provided that the failure to give such notice shall not affect the validity of such consent.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Icagen, Inc.

4222 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

Attention: Chief Executive Officer

with a copy to:

WilmerHale

60 State Street

Boston, MA 02109

Attention: David E. Redlick, Esq.

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, New York 10038

Attention: Corporate Trust

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, by approval of at least 75% of the members of the Board, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity or (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other

26

provisions herein, provided that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Any supplement or amendment that the Rights Agent is required to sign pursuant to this Section 27 shall be effective upon execution by the Company (whether or not then executed by the Rights Agent or the certificate referred to in the immediately preceding sentence has been delivered). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid, void or unenforceable language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of Delaware applicable to contracts made and to be performed entirely within Delaware.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		ICAGEN, INC.

By:	/s/ Richard Katz	By:	/s/ P. Kay Wagoner
Name:	Richard Katz	Name:	P. Kay Wagoner
Title:	Chief Financial Officer	Title:	President and CEO

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

By:	/s/ Paula Caroppoli	By:	/s/ Herbert J. Lemmer
Name:	Paula Caroppoli	Name:	Herbert J. Lemmer
Title:	Vice President	Title:	Vice President

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Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

ICAGEN, INC.

Icagen, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly called and held on December 2, 2008:

RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the “Board”) in accordance with the provisions of the Certificate of Incorporation, as amended, the Board hereby creates a series of Preferred Stock, $.001 par value per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

Series A Junior Participating Preferred Stock:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be one hundred and twenty thousand (120,000). Such number of shares may be increased or decreased by resolution of the Board prior to issuance; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.001 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the first sentence of this Section 2(A) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(D) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

(B) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

(C) In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

Section 7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. At such time as any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Executive Officer this 2nd day of December, 2008.

ICAGEN, INC.

By:
Name:
Title:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

ICAGEN, INC.

Rights Certificate

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated December 2, 2008 (the “Rights Agreement”), between Icagen, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company LLC (the “Rights Agent”), to purchase from the Company after the Distribution Date (as such term is defined in the Rights Agreement) and at any time prior to 5:00 p.m. (New York time), on the earlier of (a) December 2, 2018, or (b) December 2, 2009 if the Stockholder Approval (as such term is defined in the Rights Agreement) shall not have been obtained by December 2, 2009, at the office of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, $.001 par value per share, at a purchase price of $7.50 in cash per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandth of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the close of business on December 15, 2008, based on the Preferred Stock as constituted at such date. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

[1]	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Section 11(a)(ii) Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal offices of the Company and are available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, with the Form of Election and Certificate set forth on the reverse side duly executed, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right at any time prior to the earlier of (i) the close of business on the tenth Business Day (or such later date as may be determined by the Board pursuant to clause (i) of the first sentence of Section 3(a) with respect to the Distribution Date) following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date) and (ii) the Final Expiration Date.

Subject to the provisions of the Rights Agreement, the Company may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or for Preferred Stock (or shares of a class or series of the Company’s preferred stock having the same rights, privileges and preferences as the Preferred Stock).

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of

ATTEST:	ICAGEN, INC.

By:
Secretary	Title:

COUNTERSIGNED:

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC, as Rights Agent

By:

Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED	hereby sells,

assigns and transfers unto

(Please print name and address of transferee)

                                                                                                       this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, or being assigned to, an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement).

Dated:

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Rights Certificate.)

To:    American Stock Transfer & Trust Company LLC

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

SUMMARY OF RIGHTS TO

PURCHASE PREFERRED STOCK

On December 2, 2008, the Board of Directors of Icagen, Inc. (the “Company”), declared a dividend of one Right for each outstanding share of the Company’s Common Stock to stockholders of record at the close of business on December 15, 2008 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.001 par value per share (the “Preferred Stock”), at a Purchase Price of $7.50 in cash, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated December 2, 2008 (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company LLC, as Rights Agent.

Initially, the Rights are not exercisable and will be attached to all certificates representing outstanding shares of Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock, and the Distribution Date will occur, upon the earlier of (i) 10 business days following the later of (a) the first date of a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 15% (or in the case of an Exempted Person, as defined below, 20%) or more of the outstanding shares of Common Stock or (b) the first date on which an executive officer of the Company has actual knowledge that an Acquiring Person has become such (the “Stock Acquisition Date”), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% (or in the case of an Exempted Person, 20%) or more of the outstanding shares of Common Stock. The Distribution Date may be deferred in circumstances determined by the Board of Directors. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates outstanding on the Record Date, together with this Summary of Rights, or by new Common Stock certificates issued after the Record Date which contain a notation incorporating the Rights Agreement by reference, (ii) the Rights will be transferred with and only with such Common Stock certificates; and (iii) the surrender for transfer of any certificates for Common Stock outstanding (with or without a copy of this Summary of Rights or such notation) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

For purposes of the Rights Agreement, “Exempted Person” shall mean Pfizer Inc (“Pfizer”), unless and until such time as Pfizer, together with its affiliates and associated persons, either (i) directly or indirectly, acquires or obtains the right to acquire beneficial ownership of 20% or more of the Common Stock then outstanding (other than certain inadvertent acquisitions), or (ii) commences a tender or exchange offer the consummation of which would result in Pfizer, together with its affiliates and associated persons, owning 20% or more of the Common Stock then outstanding, in which event Pfizer immediately shall cease to be an Exempted Person.

The Rights are not exercisable until the Distribution Date and will expire upon the close of business on the earlier of (a) December 2, 2018, or (b) December 2, 2009, if the Company’s stockholders do not approve the Rights Agreement by the close of business on December 2, 2009 (such earlier date, the “Final Expiration Date”) unless earlier redeemed or exchanged as described below. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for shares of Common Stock issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

In the event that any Person becomes an Acquiring Person, unless the event causing the 15% threshold to be crossed is a Permitted Offer (as defined in the Rights Agreement), then, promptly following the first occurrence of such event, each holder of a Right (except as provided below and in Section 7(e) of the Rights Agreement) shall thereafter have the right to receive, upon exercise, that number of shares of Common Stock of the Company (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by 50% of the current market price (as defined in the Rights Agreement) per share of Common Stock at the date of the occurrence of such event. However, Rights are not exercisable following such event until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing, following the occurrence of such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event summarized in this paragraph is referred to as a “Section 11(a)(ii) Event.”

For example, at an exercise price of $7.50 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Section 11(a)(ii) Event would entitle its holder to purchase for $7.50 such number of shares of Common Stock (or other consideration, as noted above) as equals $7.50 divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock. Assuming that the Common Stock had a market price of $1.00 per share at such time, the holder of each valid Right would be entitled to purchase fifteen shares of Common Stock, having a market value of 15 x $1.00, or $15.00, for $7.50.

In the event that, at any time after any Person becomes an Acquiring Person, (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger (other than a consolidation or merger which follows a Permitted Offer) or if the Company is the surviving entity, but shares of its outstanding Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by 50% of the current market price (as defined in the Rights Agreement) of such common stock at the date of the occurrence of the event. The events summarized in this paragraph are referred to as “Section 13 Events.” A Section 11(a)(ii) Event and Section 13 Events are collectively referred to as “Triggering Events.”

For example, at an exercise price of $7.50 per Right, each valid Right following a Section 13 Event would entitle its holder to purchase for $7.50 such number of shares of common stock of the acquiring company as equals $7.50 divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock. Assuming that such common stock had a market price of $2.50 per share at such time, the holder of each valid Right would be entitled to purchase six shares of common stock of the acquiring company, having a market value of 6 x $2.50, or $15.00, for $7.50.

At any time after the occurrence of a Section 11(a)(ii) Event, when no person owns a majority of the Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then-current market price (as defined in the Rights Agreement) of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, a minimum preferential quarterly dividend payment of $10 per share or, if greater, an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1000 per share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

At any time prior to the earlier of the tenth Business Day (or such later date as may be determined by the Board of Directors of the Company) after the Stock Acquisition Date and the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), payable in cash or stock. Immediately upon the redemption of the Rights or such earlier time as established by the Board in the resolution ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

Any provision of the Rights Agreement, other than the redemption price, may be amended by the Board prior to such time as the Rights are no longer redeemable. Once the Rights are no longer redeemable, the Board’s authority to amend the Rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of Rights.

The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board. The Rights should not interfere with any merger or other business combination approved by the Board.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company’s Current Report on Form 8-K filed on December 5, 2008. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Appendix B

ICAGEN, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ICAGEN. PLEASE RETURN IT AS SOON AS POSSIBLE.

By signing on the reverse side of this proxy, you acknowledge that you have received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement for the Annual Meeting, you revoke all prior proxies, and you appoint P. Kay Wagoner, Ph.D. and Richard D. Katz, M.D., and each of them, your attorneys (also known as “proxy holders”), with full power of substitution, to (1) attend on your behalf the Annual Meeting of Stockholders of Icagen, Inc. to be held on Tuesday, June 2, 2009 at 12:00 p.m. at Icagen, Inc., 4222 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, and any adjournments of the meeting, and (2) vote all shares of Icagen stock that you are entitled to vote and otherwise act on your behalf upon the following matters proposed by Icagen, with all the powers you would possess if you were personally present. None of the following proposals is conditioned upon the approval of any other proposal.

IF THIS PROXY IS PROPERLY EXECUTED, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH YOUR INSTRUCTIONS HEREIN. UNLESS YOU INSTRUCT OTHERWISE, THE PROXY HOLDERS WILL VOTE “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.

(Continued and to be signed on the reverse side.)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

ICAGEN, INC.

June 2, 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

----------------------------------------------------------------------------------------------------------

ICAGEN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.      To elect the following nominees for Class II Director to serve for a term of three years:

NOMINEES:

¡        Charles A. Sanders

¡        Adeoye Y. Olukotun

☐    FOR ALL NOMINEES

☐    WITHHOLD AUTHORITY FOR ALL NOMINEES

☐    FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any

                                 individual nominee(s), mark “FOR ALL

                                 EXCEPT” and fill in the circle next to each

                                 nominee you wish to withhold, as shown

                                 here: •

2.      To ratify the appointment of Ernst & Young LLP as Icagen’s independent registered public accounting firm for the year ending December 31, 2009:

         ☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.      To approve the rights agreement entered into between Icagen and American Stock Transfer & Trust LLC, as rights agent:

         ☐ FOR    ☐ AGAINST    ☐ ABSTAIN

In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and any adjournment of the meeting.

The proxy holders will vote your shares as you direct herein. If you leave any matter on this proxy card blank, the proxy holders will vote your shares as recommended by our Board of Directors. Your attendance at the Annual Meeting or at any adjournment of the meeting will not, by itself, revoke this proxy unless you revoke the proxy in writing.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not

be submitted via this method.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.